
                           SMALLCAP WORLD FUND, INC.

                                     Part B
                      Statement of Additional Information

                              December 1, 2006
                      (as supplemented August 30, 2007)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of SMALLCAP World Fund (the
"fund" or "SCWF") dated December 1, 2006. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                           SMALLCAP World Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Financial statements

                         SMALLCAP World Fund -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

EQUITY SECURITIES - SMALL CAPITALIZATION ISSUERS

..    Normally, the fund invests at least 80% of its assets in equity securities of companies with small market capitalizations. The investment adviser currently defines "small market capitalization" companies to be companies with market capitalizations of $3.5 billion or less. The investment adviser has periodically reevaluated and adjusted this definition and may continue to do so in the future.

INVESTING OUTSIDE THE UNITED STATES

..    The fund may invest a significant portion of its assets in companies located outside the United States, including companies located in developing countries. (See "Investing in various countries" below for more information.)

DEBT SECURITIES

..    The fund may invest up to 10% of its assets in straight debt securities rated Baa or below by Moody's Investors Service ("Moody's") and BBB or below by Standard & Poor's Corporation ("S&P"), or unrated but determined to be of equivalent quality.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks.
The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. The prices of these securities can also be adversely affected by the outcome of financial contracts (such as derivatives) held by third parties relating to various assets or indices.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

                         SMALLCAP World Fund -- Page 2

The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks.

INVESTING IN SMALLER CAPITALIZATION STOCKS -- Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. Because the fund emphasizes the stocks of issuers with smaller market capitalizations (by U.S. standards), it can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks. The fund determines relative market capitalizations using U.S. standards. Accordingly, the fund's non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the U.S.

Capital Research and Management Company (the "investment adviser") believes that the issuers of smaller capitalization stocks often have sales and earnings growth rates that exceed those of larger companies and that such growth rates may in turn be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited markets, and/or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

INVESTING IN PRIVATE COMPANIES -- The fund may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies.
For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company's public offering and are often subject to additional contractual restrictions on resale that would prevent the fund from selling its company shares for a period of time following the public offering.

Investments in private companies can offer the fund significant growth opportunities at attractive prices. However these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by
S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative

                         SMALLCAP World Fund -- Page 3

and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. The prices of these securities can be adversely affected by the outcome of financial contracts (such as derivatives) held by third parties relating to various assets or indices.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks and some may be subject to redemption at the option of the issuer at a predetermined price. The prices and yields of nonconvertible preferred stocks general move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. These securities may be treated as debt for fund investment limit purposes.

Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value

                         SMALLCAP World Fund -- Page 4
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varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures;
higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, developing countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of developing countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                         SMALLCAP World Fund -- Page 5

CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S.
federal income tax purposes.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

INVESTMENT COMPANIES -- The fund may invest up to 5% of its total assets in shares of any one investment company, but may not acquire more than 3% of the outstanding voting stock of any one investment company. In the aggregate, the fund may invest up to 10% of its total assets in securities issued by investment companies. In addition, all funds managed by the investment adviser may not, in the aggregate, acquire more than 10% of the total outstanding voting stock of any one registered closed-end investment company. If the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the investment adviser.

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

                         SMALLCAP World Fund -- Page 6

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment
     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

                         SMALLCAP World Fund -- Page 7

The fund may also enter into reverse repurchase agreements and "roll"
transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended September 30, 2006 and 2005 were 45% and 45%, respectively. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

The fund may not:

1.   Invest in securities of an issuer (other than the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of its total assets would be invested in the securities of such other issuer (except with respect to 25% of the value of its total assets, the fund may exceed the 5% limitation with regard to investments in the securities of any one foreign government);

2.    Invest in companies for the purpose of exercising control or management;

3.    Invest 25% or more of the value of its total assets in the securities of companies primarily engaged in any one industry;

                         SMALLCAP World Fund -- Page 8

4.    Buy or sell real estate (including real estate limited partnerships) in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts and funds, which invest in real estate or interests therein;

5.    Buy or sell commodities or commodity contracts in the ordinary course of its business; provided, however, that entering into a currency forward or futures contract shall not be prohibited by this restriction;

6.    Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

7.    Sell securities short except to the extent that the fund contemporaneously owns or has the right to acquire, at no additional cost, securities identical to those sold short;

8.   Purchase securities on margin;

9.   Borrow amounts in excess of 5% of the value of its total assets or issue senior securities. In any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities;
nor

10.  Purchase or sell puts, calls, straddles or spreads, or combinations thereof.

For purposes of investment restriction number 6, the fund does not currently intend to lend portfolio securities.

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

1.   The fund may not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer;

2.   The fund may not invest in securities of other investment companies, except as permitted by the 1940 Act;

3.   The fund may not invest more than 15% of the value of its net assets in illiquid securities.

4.   The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the Investment Company Act of 1940 in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of
1940.

                         SMALLCAP World Fund -- Page 9

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

"INDEPENDENT" DIRECTORS/1/

 NAME, AGE AND                                                  NUMBER OF
 POSITION WITH FUND                                           PORTFOLIOS/3/
 (YEAR FIRST ELECTED AS A        PRINCIPAL OCCUPATION(S)        OVERSEEN       OTHER DIRECTORSHIPS/4/ HELD
 DIRECTOR/2/)                     DURING PAST FIVE YEARS       BY DIRECTOR             BY DIRECTOR
-------------------------------------------------------------------------------------------------------------

 Joseph C. Berenato, 60        Chairman of the Board and            6         Ducommun Incorporated
 Director (2000)               CEO, Ducommun Incorporated
                               (aerospace components
                               manufacturer)
-------------------------------------------------------------------------------------------------------------
 Richard G. Capen, Jr., 72     Corporate director and              15         Carnival Corporation
 Director (1993)               author; former U.S.
                               Ambassador to Spain; former
                               Vice Chairman,
                               Knight-Ridder, Inc.
                               (communications company);
                               former Chairman and
                               Publisher, The Miami Herald
                                          ----------------
-------------------------------------------------------------------------------------------------------------
 H. Frederick Christie, 73     Private investor; former            21         AECOM Technology Corporation;
 Director (1990)               President and CEO, The                         Ducommun Incorporated; IHOP
                               Mission Group (non-utility                     Corporation; Southwest Water
                               holding company, subsidiary                    Company
                               of Southern California
                               Edison Company)
-------------------------------------------------------------------------------------------------------------
 John G. Freund, 53            Founder and Managing                 2         XenoPort, Inc.
 Director (2000)               Director, Skyline Ventures
                               (venture capital investor in
                               health care companies);
                               former Managing Director -
                               Alternative Asset Management
                               Group, Chancellor Capital
                               Management
-------------------------------------------------------------------------------------------------------------
 R. Clark Hooper, 60           Private investor; former            18         JPMorgan Value Opportunities
 Director (2006)               President, Dumbarton Group                     Fund
                               LLC (consulting); former
                               Executive Vice President -
                               Policy and Oversight, NASD
-------------------------------------------------------------------------------------------------------------
 Leonade D. Jones, 59          Co-founder, VentureThink LLC         6         None
 Director (1995)               (developed and managed
                               e-commerce businesses) and
                               Versura Inc. (education loan
                               exchange); former Treasurer,
                               The Washington Post Company
-------------------------------------------------------------------------------------------------------------
 William H. Kling,/5/ 64       President, American Public           8         Irwin Financial Corporation
 Chairman of the Board         Media Group
 (Independent and
 Non-Executive) (1990)
-------------------------------------------------------------------------------------------------------------
 Patricia K. Woolf, 72         Private investor; corporate          6         None
 Director (1990)               director; former Lecturer,
                               Department of Molecular
                               Biology, Princeton
                               University
-------------------------------------------------------------------------------------------------------------

                         SMALLCAP World Fund -- Page 10

"INTERESTED" DIRECTORS/6,7/

                                   PRINCIPAL OCCUPATION(S)
                                    DURING PAST FIVE YEARS
 NAME, AGE AND                          AND POSITIONS              NUMBER OF
 POSITION WITH FUND             HELD WITH AFFILIATED ENTITIES    PORTFOLIOS/3/
 (YEAR FIRST ELECTED AS A        OR THE PRINCIPAL UNDERWRITER      OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 DIRECTOR/2/)                            OF THE FUND              BY DIRECTOR            BY DIRECTOR
-------------------------------------------------------------------------------------------------------------

 Gordon Crawford, 59            Senior Vice President, Capital         2         None
 Vice Chairman of the Board     Research and Management
 (1992)                         Company
-------------------------------------------------------------------------------------------------------------
 Gregory W. Wendt, 45           Senior Vice President, Capital         1         None
 President (1992)               Research Company*; Director,
                                American Funds Distributors,
                                Inc.*; Director, Capital
                                Management Services, Inc.*

-------------------------------------------------------------------------------------------------------------

                         SMALLCAP World Fund -- Page 11

OTHER OFFICERS/7/

 NAME, AGE AND
 POSITION WITH FUND          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED AS       AND POSITIONS HELD WITH AFFILIATED ENTITIES
 AN OFFICER/2/)                 OR THE PRINCIPAL UNDERWRITER OF THE FUND
-------------------------------------------------------------------------------

 Paul F. Roye, 53         Senior Vice President - Fund Business Management
 Executive Vice           Group, Capital Research and Management Company
 President (2007)
 -------------------------------------------------------------------------------
 J. Blair Frank, 40       Vice President, Capital Research Company*
 Senior Vice President
 (1999)
-------------------------------------------------------------------------------
 Jonathan Knowles, 45     Senior Vice President, Capital Research Company*
 Senior Vice President
 (2000)
-------------------------------------------------------------------------------
 Walter R. Burkley, 41    Vice President - Fund Business Management Group,
 Vice President (2007)    Capital Research and Management Company
-------------------------------------------------------------------------------
 Grant L. Cambridge,      Vice President and Director, Capital Research
 44                       Company*
 Vice President (2001)
-------------------------------------------------------------------------------
 Noriko H. Chen, 39       Vice President and Director, Capital Research
 Vice President (2006)    Company*
-------------------------------------------------------------------------------
 Brady L. Enright, 39     Senior Vice President, Capital Research Company*
 Vice President (2004)
-------------------------------------------------------------------------------
 Winnie Kwan, 34          Vice President, Capital Research Company*
 Vice President (2006)
-------------------------------------------------------------------------------
 Chad L. Norton, 46       Vice President - Fund Business Management Group,
 Secretary (1990)         Capital Research and Management Company
-------------------------------------------------------------------------------
 David A. Pritchett,      Vice President - Fund Business Management Group,
 40                       Capital Research and Management Company
 Treasurer (1999)
-------------------------------------------------------------------------------
 Steven I. Koszalka,      Assistant Vice President - Fund Business Management
 42                       Group, Capital Research and Management Company
 Assistant Secretary
 (2005)
-------------------------------------------------------------------------------
 Sheryl F. Johnson, 38    Vice President - Fund Business Management Group,
 Assistant Treasurer      Capital Research and Management Company
 (1998)
-------------------------------------------------------------------------------

* Company affiliated with Capital Research and Management Company.

/1/ An "independent" director refers to a director who is not an "interested person" within the meaning of the 1940 Act.
/2/ Directors and officers of the fund serve until their resignation, removal or retirement.

/3/ Funds managed by Capital Research and Management Company, including the
    American Funds, American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts, American Funds Target Date Retirement Series,/SM/ Inc.
    which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs, and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

/4/ This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
/5/  During the past two years, Karin Larson (President and Chairman of Capital
     International Research, Inc., an affiliate of the investment adviser) has been a trustee of Minnesota Public Radio, of which Mr. Kling is President and CEO.
     During the past two years, Gordon Crawford (Senior Vice President and Director of the investment adviser) has been a trustee of Southern California Public
     Radio, where Mr. Kling serves as a trustee and as Second Vice Chair. Neither
     Ms. Larson nor Mr. Crawford participates in decisions directly related to Mr.
     Kling's status or compensation.
/6/ "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and
    Management Company, or affiliated entities (including the fund's principal underwriter).
/7/ All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

                         SMALLCAP World Fund -- Page 12

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2005

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------

 "INDEPENDENT" DIRECTORS
-------------------------------------------------------------------------------
 Joseph C. Berenato             $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Richard G. Capen, Jr.       $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie       $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 R. Clark Hooper                  None/2/               $50,001 - $100,000
-------------------------------------------------------------------------------
 John G. Freund                Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Leonade D. Jones            $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 William H. Kling              Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Patricia K. Woolf             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Gordon Crawford               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Gregory W. Wendt              Over $100,000               Over $100,000
-------------------------------------------------------------------------------

/1/ Ownership disclosure is made using the following ranges: None; $1 - $10,000;
    $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group
    Companies, Inc. retirement plan and 401(k) plan.

/2/ Ms. Hooper was elected on September 20, 2006. On that day, the dollar range of fund shares owned was $10,001 - $50,000.

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or director who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a
"board cluster"). The fund typically pays each independent director an annual fee, which ranges from $16,000 to $34,000, based primarily on the total number of board clusters on which that independent director serves.

In addition, the fund generally pays independent directors attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent directors also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent director each pay an equal portion of these attendance fees.

                         SMALLCAP World Fund -- Page 13

No pension or retirement benefits are accrued as part of fund expenses.
Independent directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent directors.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2006

                                                                                                             TOTAL COMPENSATION
                                                                                                                (INCLUDING
                                                                                                            VOLUNTARILY DEFERRED
                                                                                                            COMPENSATION/1/)
                                                                                                         FROM ALL FUNDS MANAGED BY
                                                                              AGGREGATE COMPENSATION      CAPITAL RESEARCH AND
                                                                               (INCLUDING VOLUNTARILY            MANAGEMENT
                                                                              DEFERRED COMPENSATION/1/)        COMPANY OR ITS
  NAME                                                                             FROM THE FUND               AFFILIATES/2/
------------------------------------------------------------------------------------------------------------------------------------

 Joseph C. Berenato/3/                                                                 $39,709                    $218,334
------------------------------------------------------------------------------------------------------------------------------------
 Richard G. Capen, Jr.                                                                  36,866                     147,750
------------------------------------------------------------------------------------------------------------------------------------
 H. Frederick Christie/3/                                                               38,561                     381,250
------------------------------------------------------------------------------------------------------------------------------------
 John G. Freund/3/                                                                      40,250                      77,500
------------------------------------------------------------------------------------------------------------------------------------
 R. Clark Hooper                                                                         5,333                     190,583
------------------------------------------------------------------------------------------------------------------------------------
 Leonade D. Jones/3/                                                                    39,416                     255,500
------------------------------------------------------------------------------------------------------------------------------------
 William H. Kling                                                                       48,000                     223,833
------------------------------------------------------------------------------------------------------------------------------------
 Patricia K. Woolf/3/                                                                   33,457                     215,500
------------------------------------------------------------------------------------------------------------------------------------

/1/ Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the directors. Compensation shown in this table for the fiscal year ended September 30, 2006 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.

/2/ Funds managed by Capital Research and Management Company, including the
    American Funds, American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts, American Funds Target Date Retirement Series,/SM/ Inc.
    which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs, and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

/3/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2006 fiscal year for participating directors is as follows: Joseph C. Berenato
    ($241,718), H. Frederick Christie ($239,750), John G. Freund ($258,379),
    Leonade D. Jones ($323,062) and Patricia K. Woolf ($187,250). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.

As of November 1, 2006, the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                         SMALLCAP World Fund -- Page 14

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on December 18, 1989. Although the board of directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Members of the board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of directors and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica/(R)/
account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's Class 529 shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to such fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund's articles of incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with independent directors provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an audit committee comprised of Joseph C. Berenato; Richard G. Capen, Jr.; H. Frederick Christie;
R. Clark Hooper; and Leonade D. Jones, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund's accounting and financial

                         SMALLCAP World Fund -- Page 15

reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of directors. Six audit committee meetings were held during the 2006 fiscal year.

The fund has a contracts committee comprised of Joseph C. Berenato; Richard G.
Capen, Jr.; H. Frederick Christie; John G. Freund; R. Clark Hooper; Leonade D.
Jones; William H. Kling; and Patricia K. Woolf, none of whom is an
"interested person" of the fund within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting
Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of directors on these matters. Two contracts committee meetings were held during the 2006 fiscal year.

The fund has a committee on governance comprised of Joseph C. Berenato; Richard
G. Capen, Jr.; H. Frederick Christie; John G. Freund; R. Clark Hooper; Leonade
D. Jones; William H. Kling; and Patricia K. Woolf, none of whom is considered an "interested person" of the fund within the meaning of the
1940 Act. The committee periodically reviews such issues as the board's composition, responsibilities, committees and compensation and other relevant issues, and recommends any appropriate changes to the full board of directors.
The committee also evaluates, selects and nominates independent director candidates to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the committee on governance, c/o the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. Three committee on governance meetings were held during the 2006 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and
American Funds Insurance Series. Certain American Funds have established separate proxy voting committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by those funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

                         SMALLCAP World Fund -- Page 16

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website at americanfunds.com and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

                         SMALLCAP World Fund -- Page 17

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on November 1, 2006. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        11.34%
 201 Progress Parkway                                Class B         5.13
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class C        12.63
 333 W. 34th Street
 New York, NY 10001-2402
----------------------------------------------------------------------------
 MLPF&S                                              Class C         8.50
 4800 Deer Lake Drive East, Floor 2
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------
 CGTC                                                Class R-5      38.29
 400 S. Hope Street, Floor 22
 Los Angeles, CA 90071-2801
----------------------------------------------------------------------------
 UBS Financial Services, Inc.                        Class R-5       7.37
 P.O. Box 92994
 Chicago, IL 60675-2994
----------------------------------------------------------------------------

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard,
Brea, CA 92821. It is a wholly owned subsidiary of The Capital Group Companies,
Inc., a holding company for several investment management subsidiaries. The investment adviser manages equity assets for the American Funds through two divisions. These divisions generally function separately from each other with respect to investment research activities and they make investment decisions for the funds on a separate basis.

POTENTIAL CONFLICTS OF INTEREST -- The investment adviser has adopted policies and procedures that address conflicts of interest that may arise between a portfolio counselor's management of the fund and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, personal investing activities, portfolio counselor compensation and voting relating to portfolio securities. The investment adviser has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that the investment adviser will anticipate all potential conflicts of interest.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may also make investment decisions for other mutual funds advised by
Capital Research and Management Company.

                         SMALLCAP World Fund -- Page 18

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which SMALLCAP World Fund portfolio counselors are measured include: S&P/Citigroup World Smallcap Index;
S&P/Citigroup World ex U.S. Smallcap Index; S&P/Citigroup U.S. Smallcap Index;
Lipper Small Cap Growth Funds Index; Lipper International Small Cap Funds Index.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF SEPTEMBER 30, 2006:

                                               NUMBER             NUMBER
                                              OF OTHER           OF OTHER          NUMBER
                                             REGISTERED           POOLED          OF OTHER
                                             INVESTMENT         INVESTMENT        ACCOUNTS
                                          COMPANIES (RICS)   VEHICLES (PIVS)        THAT
                                                THAT               THAT           PORTFOLIO
                                              PORTFOLIO         PORTFOLIO         COUNSELOR
                          DOLLAR RANGE        COUNSELOR         COUNSELOR          MANAGES
                            OF FUND            MANAGES           MANAGES         (ASSETS OF
      PORTFOLIO              SHARES        (ASSETS OF RICS   (ASSETS OF PIVS   OTHER ACCOUNTS
      COUNSELOR             OWNED/1/       IN BILLIONS)/2/   IN BILLIONS)/3/   IN BILLIONS)/4/
------------------------------------------------------------------------------------------------

 Gordon Crawford              Over           3      $239.5      1      $0.01         None
                           $1,000,000
-------------------------------------------------------------------------------------------------
 J. Blair Frank            $100,001 -        1      $ 82.2         None              None
                            $500,000
-------------------------------------------------------------------------------------------------
 Brady L. Enright          $100,001 -        2      $ 85.0         None              None
                            $500,000
-------------------------------------------------------------------------------------------------
 Jonathan Knowles          $100,001 -           None               None              None
                            $500,000
-------------------------------------------------------------------------------------------------
 Mark E. Denning          $1 - $10,000       6      $311.3      2      $0.07         None
-------------------------------------------------------------------------------------------------
 J. Dale Harvey            $50,001 -         4      $266.4         None              None
                            $100,000
-------------------------------------------------------------------------------------------------
 Claudia P.                   Over           3      $114.2      1      $0.01         None
 Huntington                $1,000,000
-------------------------------------------------------------------------------------------------

                         SMALLCAP World Fund -- Page 19

/1/ Ownership disclosure is made using the following ranges: None; $1 - $10,000;
    $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
    $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
/2/ Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.
/3/ Represents funds advised or sub-advised by Capital Research and Management
    Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital
    Group International, Inc., an affiliate of Capital Research and Management
    Company. Assets noted are the total net assets of the funds or accounts and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
/4/ Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until November 30, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The
Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to independent directors; association dues;
costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

As compensation for its services, the investment adviser received a monthly fee that is accrued daily, calculated at the annual rates of:

                         SMALLCAP World Fund -- Page 20

                                 Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.800%               $             0            $ 1,000,000,000
------------------------------------------------------------------------------
         0.700                  1,000,000,000              2,000,000,000
------------------------------------------------------------------------------
         0.670                  2,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.650                  3,000,000,000              5,000,000,000
------------------------------------------------------------------------------
         0.635                  5,000,000,000              8,000,000,000
------------------------------------------------------------------------------
         0.625                  8,000,000,000             13,000,000,000
------------------------------------------------------------------------------
         0.615                 13,000,000,000             17,000,000,000
------------------------------------------------------------------------------
         0.605                 17,000,000,000             21,000,000,000
------------------------------------------------------------------------------
         0.600                 21,000,000,000             27,000,000,000
------------------------------------------------------------------------------
         0.595                 27,000,000,000
------------------------------------------------------------------------------

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to
Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.

For the fiscal years ended September 30, 2006, 2005 and 2004, the investment adviser was entitled to receive from the fund management fees of $109,780,000,
84,038,000 and $68,772,000, respectively. After giving effect to the management fee waivers described below, the fund paid the investment adviser management fees of $98,802,000 (a reduction of $10,978,000), $77,637,000 (a reduction of
$6,401,000) and $68,480,000 (a reduction of $292,000) for the fiscal years ended
September 30, 2006, 2005 and 2004, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that the investment adviser is otherwise entitled to receive. As a result of this waiver, management fees are reduced similarly for all classes of shares of the fund.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until
November 30, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of directors who are not

                         SMALLCAP World Fund -- Page 21

parties to the Administrative Agreement or interested persons (as defined in the
1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent directors. The investment adviser has the right to terminate the Administrative Agreement upon 60 days'
written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and all Class R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1, R-2 and R-3 shares, the investment adviser has agreed to pay a portion of the fees payable under the Administrative Agreement that would otherwise have been paid by the fund. For the year ended September 30, 2006, the total fees paid by the investment adviser were $690,000.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding
Class R-5 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily.
The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10% of the average daily net assets. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's Class C, F, R and
529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

During the 2006 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                               ADMINISTRATIVE SERVICES FEE
--------------------------------------------------------------------------------

                CLASS C                                $1,106,000
--------------------------------------------------------------------------------
                CLASS F                                   451,000
--------------------------------------------------------------------------------
              CLASS 529-A                                 300,000
--------------------------------------------------------------------------------
              CLASS 529-B                                  66,000
--------------------------------------------------------------------------------
              CLASS 529-C                                 149,000
--------------------------------------------------------------------------------
              CLASS 529-E                                  19,000
--------------------------------------------------------------------------------
              CLASS 529-F                                  20,000
--------------------------------------------------------------------------------
               CLASS R-1                                   38,000
--------------------------------------------------------------------------------
               CLASS R-2                                2,109,000
--------------------------------------------------------------------------------
               CLASS R-3                                  743,000
--------------------------------------------------------------------------------
               CLASS R-4                                  154,000
--------------------------------------------------------------------------------
               CLASS R-5                                  193,000
--------------------------------------------------------------------------------

                         SMALLCAP World Fund -- Page 22

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 15370
Barranca Parkway, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX
78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin
Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues from sales of the fund's shares. For
Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and
529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares.
For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class
529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the
Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                     REVENUE          COMPENSATION
                                            FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2006            $8,300,000          $36,571,000
                                                  2005             5,658,000           25,057,000
                                                  2004             5,366,000           23,960,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2006               409,000            2,978,000
                                                  2005               354,000            2,397,000
                                                  2004               464,000            3,731,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2006                    --            2,219,000
                                                  2005                 7,000            1,374,000
                                                  2004                     0            1,368,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2006               446,000            2,025,000
                                                  2005               313,000            1,440,000
                                                  2004               267,000            1,247,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2006                37,000              233,000
                                                  2005                43,000              238,000
                                                  2004                60,000              350,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2006                    --              280,000
                                                  2005                   358              211,000
                                                  2004                     0              202,000
-----------------------------------------------------------------------------------------------------

                         SMALLCAP World Fund -- Page 23

The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of directors and separately by a majority of the independent directors of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential
benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; and benefits to the investment process from growth or stability of assets. The selection and nomination of independent directors are committed to the discretion of the independent directors during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the board of directors.

Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up

                         SMALLCAP World Fund -- Page 24

to 0.30% of the average daily net assets attributable to Class A shares; (b) for
Class 529-A shares, up to 0.50% of the average daily net assets attributable to
Class 529-A shares; (c) for Class B and 529-B shares, up to 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for
Class C and 529-C shares, up to 1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and 529-F shares, up to 0.50% of the average daily net assets attributable to Class F and 529-F shares, respectively; (g) for Class R-1 shares, up to 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of the average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no
12b-1 fees are paid from Class R-5 share assets.

For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class
A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with
100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.

For Class B and 529-B shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.

For Class C and 529-C shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class 529-E shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class F and 529-F shares: currently up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

For Class R-1 shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.

                         SMALLCAP World Fund -- Page 25

For Class R-2 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-3 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-4 shares: currently up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

As of the end of the 2006 fiscal year, total 12b-1 expenses, and the portion of the expenses that remained unpaid, were:

                                                                        12B-1 UNPAID LIABILITY
                                                 12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------------------------

                 CLASS A                          $34,860,000                 $2,599,000
------------------------------------------------------------------------------------------------
                 CLASS B                            5,342,000                    477,000
------------------------------------------------------------------------------------------------
                 CLASS C                            5,942,000                    572,000
------------------------------------------------------------------------------------------------
                 CLASS F                              883,000                     90,000
------------------------------------------------------------------------------------------------
               CLASS 529-A                            421,000                     34,000
------------------------------------------------------------------------------------------------
               CLASS 529-B                            417,000                     39,000
------------------------------------------------------------------------------------------------
               CLASS 529-C                            982,000                     95,000
------------------------------------------------------------------------------------------------
               CLASS 529-E                             76,000                      7,000
------------------------------------------------------------------------------------------------
               CLASS 529-F                                  0                          0
------------------------------------------------------------------------------------------------
                CLASS R-1                             174,000                     17,000
------------------------------------------------------------------------------------------------
                CLASS R-2                           2,588,000                    252,000
------------------------------------------------------------------------------------------------
                CLASS R-3                           1,303,000                    129,000
------------------------------------------------------------------------------------------------
                CLASS R-4                             248,000                     26,000
------------------------------------------------------------------------------------------------

OTHER COMPENSATION TO DEALERS -- As of January 2007, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group:
          Advantage Capital Corporation
          AIG Financial Advisors, Inc.
          American General Securities Incorporated
          FSC Securities Corporation
          Royal Alliance Associates, Inc.

                         SMALLCAP World Fund -- Page 26

     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.
     HTK/Janney Montgomery Group:
          Hornor, Townsend & Kent, Inc.
          Janney Montgomery Scott LLC
     ING Advisors Network Inc.:
          Bancnorth Investment Group, Inc.
          Financial Network Investment Corporation
          Guaranty Brokerage Services, Inc.
          ING Financial Partners, Inc.
          Multi-Financial Securities Corporation
          Primevest Financial Services, Inc.
     InterSecurities/Transamerica:
          InterSecurities, Inc.
          Transamerica Financial Advisors, Inc.
     J.J.B. Hilliard/PNC Bank:
          J.J.B. Hilliard, W.L. Lyons, Inc.
          PNC Bank, National Association
          PNC Brokerage Corp.
          PNC Investments LLC
     Lincoln Financial Advisors Corporation:
          Lincoln Financial Advisors Corporation
          Jefferson Pilot Securities Corporation
     LPL Financial Services:
          Linsco/Private Ledger Corp.
          Uvest Investment Services
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises:
          Metlife Securities Inc.
          Tower Square Securities
          New England Securities
          Walnut Street Securities, Inc.
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW Inc.
     National Planning Holdings Inc.:
          Invest Financial Corporation
          Investment Centers of America, Inc.
          National Planning Corporation
          SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Pacific Select Distributors Inc.:
          Associated Securities Corp.
          Contemporary Financial Solutions, Inc.
          M.L. Stern & Co., LLC
          Mutual Service Corporation
          Sorrento Pacific Financial, LLC
          United Planners' Financial Services of America
          Waterstone Financial Group, Inc.
     Park Avenue Securities LLC
     Princor Financial Services Corporation
     Raymond James Group:
          Raymond James & Associates, Inc.
          Raymond James Financial Services Inc.
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Incorporated
     Securian/C.R.I.:
          CRI Securities, LLC
          Securian Financial Services, Inc.
     Smith Barney
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     First Clearing LLC
     Wells Fargo Investments, L.L.C.

                         SMALLCAP World Fund -- Page 27

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
September 30, 2006, 2005 and 2004 amounted to $49,172,000, $33,001,000 and
$35,718,000. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The volume of trading activity increased during the year, resulting in an increase in broker commissions/concessions paid on portfolio transactions.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year. At the end of the fund's most recent fiscal year, the fund had no investments in securities of its regular broker-dealers.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of directors and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

                         SMALLCAP World Fund -- Page 28

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.
The fund's custodian, outside counsel and auditor, each of which require portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements)
that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment

                         SMALLCAP World Fund -- Page 29

dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day;
Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day;
Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3:00 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

                         SMALLCAP World Fund -- Page 30

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. The valuation committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to investing substantial portions of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund's net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S.
stock markets).

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least

                         SMALLCAP World Fund -- Page 31

90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term
"distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

                         SMALLCAP World Fund -- Page 32

Distributions of investment company taxable income and net realized capital gains to  shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations and meets the applicable holding period requirement, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

                         SMALLCAP World Fund -- Page 33

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions.

                         SMALLCAP World Fund -- Page 34

Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     All or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on
     Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of
     15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

                         SMALLCAP World Fund -- Page 35

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                         SMALLCAP World Fund -- Page 36

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F
SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE PROGRAM
DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO
THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN
SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION
REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use any of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           3500 Wiseman Blvd.
           San Antonio, TX 78251-4321

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

                         SMALLCAP World Fund -- Page 37

     Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. Class R-5 shares are also available to clients of the
Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .     Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .     Retirement accounts that are funded with employer contributions; and

     .     Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

                         SMALLCAP World Fund -- Page 38

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and statement of additional information.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchanges from Class A shares of The Cash
Management Trust of America to Class B or C shares of Intermediate Bond Fund of
America, Limited Term Tax-Exempt Bond Fund of America and Short-Term Bond Fund
of America are not permitted. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts, and to comply with applicable laws.

In addition to the fund's broad ability to restrict potentially harmful trading, the fund's board of directors has adopted a "purchase blocking policy," under which any shareholder redeeming shares (including redemptions that are part of an exchange transaction) having a value of
$5,000 or more from the fund will be precluded from investing in the fund (including investments that are part of an exchange transaction)
for 30 calendar days after the redemption transaction. Under the fund's purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: systematic redemptions and purchases where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of shares having a value of less than
$5,000; transactions in Class 529 shares; purchases and redemptions resulting from reallocations by American Funds Target Date Retirement
Series; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper's system; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

The fund reserves the right to waive the purchase blocking policy in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their procedures which American Funds Service
Company believes are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner's transactions or restrict the account owner's trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary's ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund's surveillance procedures and purchase blocking policy, all transactions in fund shares remain subject to the fund's and
American Funds Distributors' right to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy).

                         SMALLCAP World Fund -- Page 39

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     AUTOMATIC CONVERSIONS -- As described more fully in the prospectus, Class
     B, 529-B and C shares automatically convert to Class A, 529-A and F shares, respectively, after a certain period from the purchase date.

     MOVING FROM CLASS B TO CLASS A SHARES -- Under the right of reinvestment policy as described in the prospectus, if you redeem Class B shares during the contingent deferred sales charge period, you may reinvest the proceeds in Class A shares without paying a Class A sales charge if you notify
     American Funds Service Company and the reinvestment occurs within 90 days after the date of redemption and is made into the same account from which you redeemed the shares. If you redeem your Class B shares after the contingent deferred sales charge period, you may either reinvest the proceeds in Class B shares or purchase Class A shares. If you purchase
     Class A shares, you are responsible for paying any applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS A SHARES -- If you redeem Class C shares and with the redemption proceeds purchase Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class C shares and with the redemption proceeds purchase Class F shares for the program, you are still responsible for paying any applicable Class C contingent deferred sales charge.

     MOVING FROM CLASS F TO CLASS A SHARES -- You can redeem Class F shares held in a qualified fee-based program and with the redemption proceeds purchase
     Class A shares without paying an initial Class A sales charge if all of the following are met: (a) you are leaving or have left the fee-based program,
     (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company and purchase the Class A shares within 90 days after redeeming the Class F shares.

     In addition, you may redeem Class F shares held in a fee-based brokerage account/program for less than one year and with the redemption proceeds purchase Class A shares without a sales charge if the redemption is necessary to comply with the repeal of SEC Rule 202 under the Investment
     Advisers Act of 1940 and the transaction occurs prior to October 1, 2007, or such other date as determined by rule, regulation or court order.

     MOVING FROM CLASS A TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class A shares and with the redemption proceeds purchase Class F shares for the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

     MOVING FROM CLASS A TO CLASS R SHARES -- Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may redeem its shares and purchase Class R shares with the redemption proceeds. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the transaction is not described in this statement of additional information, please contact American Funds
     Service Company at 800/421-0180 for information on the transaction.

     NON-REPORTABLE TRANSACTIONS -- As described above, automatic conversions will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class or vice versa, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction.

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

                         SMALLCAP World Fund -- Page 40

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

                         SMALLCAP World Fund -- Page 41

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments
(other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money market funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

                         SMALLCAP World Fund -- Page 42

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate at that time. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a statement of intention.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plans, such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

                         SMALLCAP World Fund -- Page 43

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as individual holdings in Endowments. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds money market funds are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of
     (a) the current value of your existing holdings (the "market value") or (b)
     the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of

                         SMALLCAP World Fund -- Page 44

     its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     You may not purchase Class B or 529-B shares if your combined American
     Funds and applicable American Legacy holdings cause you to be eligible to purchase Class A or 529-A shares at the $100,000 or higher sales charge discount rate, and you may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a
          SWP

                         SMALLCAP World Fund -- Page 45

          should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National
Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

                         SMALLCAP World Fund -- Page 46

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within
30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer
Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

                         SMALLCAP World Fund -- Page 47

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

                         SMALLCAP World Fund -- Page 48

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account.
These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's Articles of
Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's board of directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA
02110, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or
non-U.S. branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds

                         SMALLCAP World Fund -- Page 49

Service Company is located at 135 South State College Boulevard, Brea, CA
92821-5823. American Funds Service Company was paid a fee of $17,370,000 for
Class A shares and $733,000 for Class B shares for the 2006 fiscal year.
American Funds Service Company is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to Capital Research and Management Company, as described under
"Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.
The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of directors.

INDEPENDENT LEGAL COUNSEL -- Kirkpatrick & Lockhart Preston Gates, LLP, 55 Second
Street, Suite 1700, San Francisco, CA 94105, serves as counsel for the fund and for independent directors in their capacities as such. Certain legal matters in connection with certain capital shares offered by the prospectus have been passed upon for the fund by Kirkpatrick & Lockhart Preston Gates, LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund's
"independent legal counsel" will be made at least annually by the independent directors of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on September 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics;

                         SMALLCAP World Fund -- Page 50

blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On
August 30, 2006, the NASD Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. The Principal Underwriter has appealed this decision to the NASD's National Adjudicatory Council.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. The Attorney General subsequently appealed the Superior Court's decision to California's Court of
Appeal for the Second Appellate District. On January 26, 2007, the Court of
Appeal issued a ruling allowing the California Attorney General to proceed with his civil action.

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of
California, relating to these matters. The investment adviser believes that these suits are without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website
(americanfunds.com) under "American Funds regulatory matters."

OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements including the investment portfolio
and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- SEPTEMBER 30, 2006

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $38.88
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $41.25

                         SMALLCAP World Fund -- Page 51

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
Short-Term Bond Fund of America/SM/  . . . . . . . . . . . . .     048      248      348       448
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
Short-Term Bond Fund of America    1048     1248     1348     1548      1448
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                         SMALLCAP World Fund -- Page 52

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
Short-Term Bond Fund of America. . .    2148    2248    2348    2448     2548
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                         SMALLCAP World Fund -- Page 53

 [This page intentionally left blank for this filing.]

                         SMALLCAP World Fund -- Page 54

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                         SMALLCAP World Fund -- Page 55

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                         SMALLCAP World Fund -- Page 56

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                         SMALLCAP World Fund -- Page 57

[logo - American Funds®]

SMALLCAP World Fund®
Investment portfolio

September 30, 2006

Common stocks — 90.27%	Shares	Market value (000)

CONSUMER DISCRETIONARY — 19.31%
Michaels Stores, Inc.	3,000,000	$130,620
Schibsted ASA[1]	3,138,000	94,207
CarMax, Inc.[2]	2,250,000	93,848
Central European Media Enterprises Ltd., Class A2	1,270,500	85,187
Big Lots, Inc.[2]	4,271,400	84,616
Cheil Industries Inc.[1]	1,798,940	78,270
Lions Gate Entertainment Corp.[2,3]	7,728,500	77,362
Lojas Renner SA3	1,330,000	77,142
Cyrela Brazil Realty SA, ordinary nominative	4,335,500	73,823
Jumbo SA1,3	4,164,956	63,182
Aristocrat Leisure Ltd.[1]	6,000,000	63,066
Fourlis[1,3]	3,310,000	58,607
Praktiker Bau- und Heimwerkermärkte Holding AG1	1,733,383	57,453
Ameristar Casinos, Inc.	2,600,000	56,446
Restaurant Group PLC[1,3]	12,499,555	56,057
Arbitron Inc.[3]	1,496,760	55,395
Korea Kumho Petrochemical Co., Ltd.[1,3]	1,810,940	55,179
Kuoni Reisen Holding AG, Class B1,2	106,500	54,806
Pantaloon Retail (India) Ltd.[1]	1,300,000	53,558
Debenhams PLC[1,2]	15,165,000	51,520
Tupperware Brands Corp.	2,500,000	48,650
American Axle & Manufacturing Holdings, Inc.[3]	2,850,000	47,567
Toyoda Gosei Co., Ltd.[1]	2,110,000	46,373
Ekornes AS1,3	2,237,598	46,167
Life Time Fitness, Inc.[2]	940,000	43,513
GOME Electrical Appliances Holding Ltd.[1]	53,163,000	43,003
Getty Images, Inc.[2]	850,000	42,228
Hürriyet Gazetecilik ve Matbaacilik AS1	16,735,985	41,897
Fossil, Inc.[2]	1,835,000	39,526
Café de Coral Holdings Ltd.[1]	23,750,000	37,800
Bob Evans Farms, Inc.	1,245,031	37,700
Unibet Group PLC (SDR)[1,3]	1,778,470	37,389
Citi Trends, Inc.[2,3]	1,073,916	37,061
Cheng Shin Rubber (Xiamen) Ind., Ltd.[1]	34,323,477	33,667
Blyth, Inc.	1,370,000	33,332
Applebee’s International, Inc.	1,525,000	32,803
Select Comfort Corp.[2]	1,487,500	32,547
Triarc Companies, Inc., Class B, Series 1	1,080,400	16,336
Triarc Companies, Inc., Class A	950,000	15,760
Bloomsbury Publishing PLC[1,3]	5,405,000	31,613
Blue Nile, Inc.[2,3]	860,375	31,275
Fisher & Paykel Appliances Holdings Ltd.[1]	13,080,000	30,827
Cedar Fair, L.P.	1,150,000	30,257
Bijou Brigitte modische Accessoires AG1	114,700	29,663
Rightmove PLC[1,2]	4,559,450	29,637
IBT Education Ltd.[1,3]	21,727,690	29,500
Furniture Brands International, Inc.	1,500,000	28,560
Pinnacle Entertainment, Inc.[2]	1,000,000	28,120
Shuffle Master, Inc.[2]	1,030,000	27,820
ValueVision Media, Inc., Class A2,3	2,400,000	27,816
P.F. Chang’s China Bistro, Inc.[2]	800,000	27,768
Valassis Communications, Inc.[2]	1,500,000	26,475
Halfords Group PLC[1]	4,200,000	26,340
Modern Times Group MTG AB, Class B1,2	500,000	25,919
ServiceMaster Co.	2,300,000	25,783
Children’s Place Retail Stores, Inc.[2]	400,000	25,612
CTC Media, Inc.[2]	1,132,600	25,257
Lifestyle International Holdings Ltd.[1]	12,640,000	24,981
GEOX SpA[1]	1,981,750	24,683
Trigano SA1	544,250	24,526
GMARKET INC. (ADR)[2]	1,662,000	24,182
Stockmann OYJ ABP, Class B1	565,000	23,750
OSIM International Ltd.[1]	19,980,000	23,682
XM Satellite Radio Holdings Inc., Class A2	1,800,000	23,202
CKE Restaurants, Inc.	1,384,179	23,143
Alma Media Corp.[1]	2,368,478	22,810
Submarino SA, ordinary nominative	1,151,700	22,532
Valentino Fashion Group SpA[1]	635,000	21,787
Nien Made Enterprise Co., Ltd.[1,3]	26,156,000	21,428
Progressive Gaming International Corp.[2,3]	2,600,000	21,320
Nobia AB1	627,000	20,987
PETsMART, Inc.	750,000	20,813
Nishimatsuya Chain Co., Ltd.[1]	1,092,000	20,579
RNB Retail and Brands AB1	2,655,000	20,484
Williams-Sonoma, Inc.	626,400	20,289
Handsome Co. Ltd.[1]	1,290,000	20,272
Photo-Me International PLC[1]	10,000,000	19,821
Rossi Residencial SA, ordinary nominative	1,755,500	18,950
La-Z-Boy Inc.	1,300,000	18,148
Banyan Tree Holdings Ltd.[1,2]	33,769,000	18,076
Bright Horizons Family Solutions, Inc.[2]	425,000	17,735
Nitori Co., Ltd.[1]	351,000	15,959
Hemtex AB1	1,175,000	15,778
Zumiez Inc.[2]	570,000	15,390
JJB Sports PLC[1]	4,390,500	15,351
Denny’s Corp.[2]	4,500,000	15,345
Crocs, Inc.[2]	450,000	15,278
YBM Sisa.com Inc.[1,3]	624,449	15,215
Carpetright PLC[1]	692,213	14,945
BEC World PCL[1]	31,500,000	14,258
Impact 21 Co., Ltd.[1]	797,400	14,170
SA D’Ieteren NV1	40,681	13,560
Pumpkin Patch Ltd.[1]	4,970,107	13,157
O’Charley’s Inc.[2]	650,000	12,331
Next Media Ltd.[1]	22,100,000	12,046
Urban Outfitters, Inc.[2]	675,000	11,941
Levitt Corp., Class A3	1,000,000	11,760
TAKKT AG1	801,778	11,599
Prime Success International Group Ltd.[1]	15,200,000	10,651
Bilia AB, Class A1	785,000	10,459
Restoration Hardware, Inc.[2]	1,200,000	10,404
Largan Precision Co., Ltd.[1]	498,750	10,247
Monro Muffler Brake, Inc.	290,000	9,863
Sharper Image Corp.[2,3]	950,000	9,785
Haseko Corp.[1,2]	2,830,000	9,728
Tractor Supply Co.[2]	197,962	9,554
Chipotle Mexican Grill, Inc., Class A2	175,000	8,692
Orient-Express Hotels Ltd., Class A	199,500	7,457
Formosa International Hotels Corp.[1]	2,716,000	7,366
ElringKlinger AG1	135,000	6,939
Nokian Renkaat Oyj[1]	370,000	6,652
Rinnai Corp.[1]	230,000	6,602
Fontainebleau Resorts, LLC, Class A, units[1,2,4]	650,000	6,500
Gafisa SA, ordinary nominative[2]	500,000	6,456
NutriSystem, Inc.[2]	100,000	6,229
Palm Harbor Homes, Inc.[2]	374,906	5,609
Gaming VC Holdings SA1,3	2,023,800	5,339
Sanctuary Group PLC[1,2,3]	14,412,733	5,048
Parkson Retail Group Ltd.[1]	1,240,000	4,581
Zhejiang Glass Co. Ltd., Class H1,2	11,499,400	2,450
Nien Hsing Textile Co., Ltd.[1]	3,000,000	1,532
Premier Image Technology Corp.[1]	88,650	156
Hi-Lex Corp.[1]	3,200	44
		3,566,511

INDUSTRIALS — 13.63%
Samsung Engineering Co., Ltd.[1,3]	2,587,640	124,070
Corrections Corporation of America[2]	2,825,000	122,181
Container Corp. of India Ltd.[1]	2,891,794	106,223
Downer EDI Ltd.[1,3]	18,641,198	83,246
ALL - América Latina Logística, units	10,015,650	77,918
GS Engineering & Construction Co. Ltd.[1]	1,072,127	75,297
Buhrmann NV1	4,953,600	74,520
LS Industrial Systems Co., Ltd.[1,3]	1,950,000	71,614
JetBlue Airways Corp.[2]	7,654,023	70,953
Silitech Technology Corp.[1,3]	10,515,798	56,596
SEEK Ltd.[1,3]	14,768,997	55,711
MSC Industrial Direct Co., Inc., Class A	1,350,000	54,999
Hyundai Mipo Dockyard Co., Ltd.[1]	409,370	50,985
Murray & Roberts Holdings Ltd.[1]	12,115,000	50,038
Actuant Corp., Class A	975,000	48,847
Michael Page International PLC[1]	6,416,190	46,156
Acuity Brands, Inc.	969,500	44,015
United Stationers Inc.[2]	912,200	42,426
ChoicePoint Inc.[2]	1,150,000	41,170
Minebea Co., Ltd.[1]	7,470,000	41,017
Daelim Industrial Co., Ltd.[1]	588,640	40,051
Grupo Aeroportuario del Pacífico, SA de CV, Class B (ADR)	1,034,300	35,166
K&F Industries Holdings, Inc.[2]	1,800,000	33,804
Copa Holdings, SA, Class A	950,000	32,613
Mine Safety Appliances Co.	875,500	31,203
Hong Kong Aircraft Engineering Co. Ltd.[1]	2,052,000	29,155
Seco Tools AB, Class B1	2,225,000	26,592
Sydney Roads Group, units[1,2]	31,894,374	26,368
Uponor Oyj[1]	960,100	26,004
Wilh. Wilhelmsen ASA, Class A1	799,600	25,271
Tetra Tech, Inc.[2]	1,440,500	25,094
Ballast Nedam NV1,3	628,753	24,464
Federal Signal Corp.	1,596,100	24,341
G&K Services, Inc., Class A	650,000	23,679
Hyundai Engineering & Construction Co., Ltd.[1,2]	420,000	22,528
Österreichische Post AG1,2	587,014	22,363
Kelly Services, Inc., Class A	800,000	21,928
STX Shipbuilding Co., Ltd.[1]	1,632,630	21,822
Lupatech SA, ordinary nominative[2]	2,054,900	21,615
Aditya Birla Nuvo[1]	1,059,100	20,066
Oslo Børs Holding ASA[1]	228,778	20,006
Chart Industries, Inc.[2,3]	1,613,500	19,862
Bradken Ltd.[1]	4,389,221	19,629
Kyeryong Construction Industrial Co., Ltd.[1,3]	493,190	19,518
EnerSys[2]	1,200,000	19,248
Emeco Holdings Ltd.[1,2]	14,010,000	19,096
Nexans SA1	215,000	18,657
Trakya Cam Sanayii AS1	6,873,293	17,571
Max India Ltd.[1,2]	999,986	17,506
Spirax-Sarco Engineering PLC[1]	930,000	16,012
Singapore Post Private Ltd.[1]	24,975,000	15,902
Northgate PLC[1]	830,000	15,754
Michaniki SA1,3	3,935,000	15,120
Fu Sheng Industrial Co., Ltd.[1]	16,025,920	14,995
Halla Engineering & Construction Corp.[1,3]	626,000	14,618
Aboitiz Equity Ventures[1]	134,250,000	13,947
Pentair, Inc.	500,000	13,095
Geberit AG1	10,550	12,872
Taiwan Secom Co., Ltd.[1]	7,766,900	12,854
TransDigm Group Inc.[2]	525,000	12,821
OSG CORP.[1]	891,000	12,721
Herman Miller, Inc.	370,000	12,658
CoStar Group, Inc.[2]	300,000	12,396
Chen Hsong Holdings Ltd.[1]	22,396,000	12,274
Toll Holdings Ltd.[1]	1,032,183	11,833
Dongfang Electrical Machinery Co. Ltd., Class H1	6,800,000	11,801
Goodpack Ltd.[1,2]	10,448,000	11,310
Shenzhen Expressway Co., Ltd., Class H1	19,422,000	10,811
Latécoère SA1	323,626	10,789
Permasteelisa SpA[1]	615,000	10,596
Rollins, Inc.	500,000	10,555
SembCorp Marine Ltd.[1]	4,959,000	10,441
Intertek Group PLC[1]	700,000	10,206
104 Corp.[1]	1,518,000	9,888
Stork NV1	184,800	9,344
Samsung Techwin Co., Ltd.[1]	220,710	9,024
Hi-P International Ltd.[1]	16,886,000	8,850
Hyunjin Materials Co., Ltd.[1,2]	500,500	8,731
Italian-Thai Development PCL[1]	57,220,000	8,574
Harbin Power Equipment Co. Ltd., Class H1	10,500,000	8,489
Prosegur Compañía de Seguridad, SA1	282,000	8,464
Anhui Expressway Co. Ltd., Class H1	12,000,000	8,458
Curtiss-Wright Corp.	268,600	8,152
ElkCorp	300,000	8,145
Royal Boskalis Westminster NV1	124,600	8,093
Aker American Shipping ASA[1,2]	544,600	8,006
Krones AG1	55,000	7,264
Techem AG1	145,600	7,055
NEPES Corp.[1,2]	701,634	6,772
Steelcase Inc., Class A	419,000	6,574
Korea Electric Terminal Co., Ltd.[1]	350,000	5,570
Nissei Industries, Ltd.[1]	462,500	4,972
Ansaldo STS SpA[1,2]	390,000	4,130
Lincoln Electric Holdings, Inc.	75,500	4,111
Sino-Thai Engineering and Construction PCL[1]	30,400,000	3,922
Noritz Corp.[1]	130,000	2,266
LTG Technologies PLC[1,2,3]	17,785,714	1,997
Moatech Co., Ltd.[1]	292,600	1,400
ZOOTS[1,2,3,4]	25,173	234
		2,518,068

HEALTH CARE — 12.51%
Beckman Coulter, Inc.	2,300,000	132,388
Medicis Pharmaceutical Corp., Class A3	3,695,000	119,533
Kyphon Inc.[2,3]	3,145,600	117,708
Advanced Medical Optics, Inc.[2]	2,735,000	108,169
Integra LifeSciences Holdings Corp.[2,3]	2,189,500	82,062
Myogen, Inc.[2,3]	2,315,000	81,210
FoxHollow Technologies, Inc.[2,3]	1,994,900	68,206
ArthroCare Corp.[2,3]	1,431,700	67,089
Wright Medical Group, Inc.[2,3]	2,742,800	66,513
Alfresa Holdings Corp.[1]	929,300	59,029
Sirona Dental Systems, Inc.[2]	1,550,000	51,042
IDEXX Laboratories, Inc.[2]	520,000	47,393
STERIS Corp.	1,750,000	42,105
Viasys Healthcare Inc.[2]	1,494,000	40,697
Valeant Pharmaceuticals International	2,050,000	40,549
Greatbatch, Inc.[2,3]	1,744,400	39,458
Hikma Pharmaceuticals PLC[1]	5,069,153	39,232
Nobel Biocare Holding AG1	156,000	38,429
Apria Healthcare Group Inc.[2]	1,875,000	37,013
NuVasive, Inc.[2,3]	1,709,000	34,368
Grifols, SA1,2	3,387,600	34,368
Fisher & Paykel Healthcare Corp. Ltd.[1]	12,600,000	34,159
Apollo Hospitals Enterprise Ltd.[1,3]	3,275,000	33,987
Vital Signs, Inc.	580,000	32,834
Rhön-Klinikum AG1	705,200	31,644
Hologic, Inc.[2]	708,034	30,814
Sigma Pharmaceuticals Ltd.[1]	15,680,000	30,478
Volcano Corp.[2,3]	2,303,900	26,472
Nuvelo, Inc.[2]	1,424,915	25,990
Nakanishi Inc.[1]	196,500	25,905
PSS World Medical, Inc.[2]	1,275,000	25,487
Haemonetics Corp.[2]	539,600	25,253
Cochlear Ltd.[1]	637,000	25,152
DCA Group Ltd.[1]	9,800,000	25,041
BioMarin Pharmaceutical Inc.[2]	1,725,901	24,560
ResMed Inc[2]	452,000	18,193
ResMed Inc (Australia)[1,2]	1,500,000	6,034
LifePoint Hospitals, Inc.[2]	550,000	19,426
ICOS Corp.[2]	750,000	18,795
United Therapeutics Corp.[2]	350,000	18,389
Diagnósticos da América SA2	950,000	17,930
Nabi Biopharmaceuticals[2,3]	3,050,000	17,629
Hythiam, Inc.[2,3]	2,425,000	17,509
Varian, Inc.[2]	375,000	17,201
Toho Pharmaceutical Co., Ltd.[1]	962,000	17,162
Alexion Pharmaceuticals, Inc.[2]	500,000	16,990
Genmab A/S1,2	400,000	16,639
Vertex Pharmaceuticals Inc.[2]	471,300	15,859
Senomyx, Inc.[2]	1,024,400	15,745
Par Pharmaceutical Companies, Inc.[2]	850,000	15,504
Invacare Corp.	635,000	14,935
Adams Respiratory Therapeutics, Inc.[2]	397,600	14,548
Nektar Therapeutics[2]	1,000,000	14,410
Selcuk Ecza Deposu Ticaret ve Sanayi AS, Class B1,2	4,454,500	14,247
Theravance, Inc.[2]	500,000	13,520
I-Flow Corp.[2]	1,100,000	13,222
Eclipsys Corp.[2]	725,000	12,985
American Medical Systems Holdings, Inc.[2]	700,000	12,901
Psychiatric Solutions, Inc.[2]	333,500	11,369
Labopharm Inc.[2]	2,000,000	11,340
Triad Hospitals, Inc.[2]	250,000	11,008
Cubist Pharmaceuticals, Inc.[2]	500,000	10,870
Tecan Group Ltd., Männedorf[1]	215,586	10,770
Keryx Biopharmaceuticals, Inc.[2]	900,000	10,647
Vical Inc.[2,3]	2,075,279	10,480
MGI PHARMA, Inc.[2]	600,000	10,326
Tong Ren Tang Technologies Co., Ltd., Class H1	5,824,000	10,056
Idenix Pharmaceuticals, Inc.[2]	1,000,000	9,700
QIAGEN NV1,2	611,558	9,588
Recordati SpA[1]	1,300,000	9,094
Amplifon SpA[1]	1,075,980	8,489
ZymoGenetics, Inc.[2]	500,000	8,435
Penwest Pharmaceuticals Co.[2]	500,000	8,325
Adeza Biomedical Corp.[2]	481,000	7,893
American Healthways, Inc.[2]	175,000	7,805
Noven Pharmaceuticals, Inc.[2]	305,657	7,372
Immucor, Inc.[2]	300,000	6,723
Gentium SpA (ADR)[2,4]	450,000	6,368
Human Genome Sciences, Inc.[2]	500,000	5,770
Cytokinetics, Inc.[2]	676,500	4,350
BioCryst Pharmaceuticals, Inc.[2]	209,554	2,613
KRKA, d.d., Novo mesto[1]	2,782	2,572
Discovery Laboratories, Inc.[2]	1,200,000	2,556
Vision-Sciences, Inc.[2,3]	1,884,500	2,431
Allied Medical Ltd.[1,2]	147,030	12
		2,311,072

INFORMATION TECHNOLOGY — 12.22%
Kingboard Chemical Holdings Ltd.[1,3]	45,946,000	$165,405
CNET Networks, Inc.[2,3]	10,655,000	102,075
NHN Corp.[1,2]	735,330	77,505
Semtech Corp.[2,3]	5,900,000	75,284
ValueClick, Inc.[2]	3,800,000	70,452
PMC-Sierra, Inc.[2,3]	11,500,000	68,310
Tripod Technology Corp.[1,3]	21,391,920	65,432
MKS Instruments, Inc.[2,3]	2,849,944	57,882
TIBCO Software Inc.[2]	5,862,500	52,645
Fairchild Semiconductor International, Inc.[2]	2,665,000	49,836
Venture Corp. Ltd.[1]	5,969,600	47,254
Mentor Graphics Corp.[2]	3,000,000	42,240
Knot, Inc.[2,3]	1,200,000	26,556
Knot, Inc.[2,3,4]	670,000	14,827
Rogers Corp.[2]	600,000	37,050
Varian Semiconductor Equipment Associates, Inc.[2]	1,000,000	36,700
National Instruments Corp.	1,337,500	36,567
Cypress Semiconductor Corp.[2]	2,000,000	35,540
NCsoft Corp.[1,2]	577,000	35,482
Gartner, Inc.[2]	1,925,000	33,861
GES International[1,3]	42,700,000	33,112
Novell, Inc.[2]	5,394,100	33,012
Vishay Intertechnology, Inc.[2]	2,350,000	32,994
Littelfuse, Inc.[2]	950,000	32,965
Marchex, Inc., Class B2,3	2,125,000	32,598
Veeco Instruments, Inc.[2,3]	1,598,523	32,210
Diebold, Inc.	725,700	31,590
Baycorp Advantage Ltd.[1,3]	13,885,000	31,442
ProMOS Technologies Inc.[1,2]	80,006,000	31,365
Spansion Inc., Class A2	1,870,400	31,180
Unimicron Technology Corp.[1]	25,250,450	31,136
Hana Microelectronics PCL[1]	40,425,000	29,795
Intersil Corp., Class A	1,107,105	27,179
Manhattan Associates, Inc.[2]	1,125,000	27,158
MacDonald, Dettwiler and Associates Ltd.[2]	700,000	23,615
Chicony Electronics Co., Ltd.[1]	19,498,185	22,651
O2Micro International Ltd. (ADR)[2,3]	3,055,000	21,110
Orbotech Ltd.[2]	887,000	21,022
Sanken Electric Co., Ltd.[1]	1,625,000	20,959
Power Integrations, Inc.[2]	1,050,000	20,580
Cymer, Inc.[2]	460,000	20,199
ASM Pacific Technology Ltd.[1]	3,840,000	20,156
Internet Capital Group, Inc.[2,3]	2,100,000	19,845
Ichia Technologies, Inc.[1,2,3]	16,995,177	18,693
SFA Engineering Corp.[1,3]	553,700	17,979
Integrated Device Technology, Inc.[2]	1,042,000	16,735
Echelon Corp.[2,3]	2,000,000	16,440
NAVTEQ Corp.[2]	619,500	16,175
Chartered Semiconductor Manufacturing Ltd[1,2]	20,000,000	14,987
Vaisala Oyj, Class A1	423,295	14,769
Verifone Holdings, Inc.[2]	500,000	14,275
Spark Networks PLC (GDR)[1,2,3]	1,300,000	7,419
Spark Networks PLC (ADR)[2,3]	1,103,000	6,618
Winbond Electronics Corp.[1,2]	45,000,000	13,505
Career Technology (MFG.) Co., Ltd.[1,3]	14,957,559	13,109
Wintek Corp.[1]	13,917,273	12,589
Unisteel Technology Ltd.[1]	9,655,000	12,458
Techwell, Inc.[2]	825,000	12,359
McAfee, Inc.[2]	500,000	12,230
Simmtech Co., Ltd.[1]	1,020,000	11,472
Rotork PLC[1]	797,581	11,472
SupportSoft, Inc.[2,3]	2,554,400	11,163
PDF Solutions, Inc.[2]	994,400	10,899
SkillSoft PLC (ADR)[2]	1,696,800	10,843
Plantynet Co., Ltd.[1,3]	537,600	10,777
Toshiba Ceramics Co., Ltd.[1]	2,181,000	10,773
Reunert Ltd.[1]	1,215,000	10,676
Moser Baer India Ltd.[1]	2,350,000	10,664
Net 1 UEPS Technologies, Inc.[2]	425,000	9,716
Cogent, Inc.[2]	700,000	9,611
Brooks Automation, Inc.[2]	725,000	9,461
Symyx Technologies, Inc.[2]	445,000	9,430
TTM Technologies, Inc.[2]	800,000	9,360
Plantronics, Inc.	515,000	9,028
Kakaku.com, Inc.[1]	2,740	8,885
Phoenix PDE Co., Ltd.[1,3]	1,500,000	8,641
InfoSpace.com, Inc.[2]	450,000	8,298
Himax Technologies, Inc. (ADR)[2]	1,452,200	8,292
AAC Acoustic Technologies Holdings Inc.[1,2]	6,920,000	7,992
Mtekvision Co., Ltd.[1]	319,710	7,787
Billing Services Group PLC[1,2,3]	16,548,800	7,533
i2 Technologies, Inc.[2]	402,100	7,531
Siliconware Precision Industries Co., Ltd.[1]	6,083,759	7,246
Intevac, Inc.[2]	400,000	6,720
Kontron AG1	500,000	6,199
KEC Corp.[1,3]	3,926,550	5,749
Taiflex Scientific Co., Ltd.[1,2]	4,267,750	5,679
Interflex Co., Ltd.[1,3]	799,000	4,966
DK UIL Co., Ltd.[1]	564,600	4,064
Sunplus Technology Co., Ltd.[1]	4,105,861	3,925
Radiant Op-to Electronics Corp.[1]	2,448,250	3,474
Jahwa Electronics Co., Ltd.[1]	419,130	3,164
Min Aik Technology Co., Ltd.[1]	2,360,000	2,623
KEC Holdings Co. Ltd.[1,3]	1,308,849	1,916
Avid Technology, Inc.[2]	33,400	1,216
Infoteria Corp.[1,2,3,4]	2,577	873
Pixelfusion PLC[1,2,4]	2,300,000	176
Orbiscom Ltd.[1,2,4]	3,905,874	59
MMC AS1,2,4	4,150,000	6
		2,257,475

FINANCIALS — 9.96%
Daegu Bank, Ltd.[1,3]	10,399,890	173,750
Pusan Bank[1,3]	11,477,500	142,406
MCB Bank Ltd.[1]	19,560,080	82,443
Greek Postal Savings Bank SA1,2	3,672,400	73,796
HDFC Bank Ltd.[1]	3,656,500	73,607
Indiabulls Financial Services Ltd.[1]	8,069,292	72,452
Housing Development Finance Corp. Ltd.[1]	2,059,346	68,958
Sumitomo Real Estate Sales Co., Ltd.[1]	700,000	59,761
IndyMac Bancorp, Inc.	1,299,200	53,475
National Bank of Pakistan[1]	11,684,400	48,910
ORCO PROPERTY GROUP SA1	346,107	43,077
VastNed Retail NV1	512,000	42,034
Centennial Bank Holdings, Inc.[2,3,4]	2,700,000	26,136
Centennial Bank Holdings, Inc.[2,3]	1,515,000	14,665
Kotak Mahindra Bank Ltd.[1]	5,493,262	40,000
Ascendas Real Estate Investment Trust[1]	28,187,550	38,205
Thanachart Capital PCL[1,3]	86,650,000	34,263
Topdanmark A/S1,2	235,700	32,514
Cathay Real Estate Development Co. Ltd.[1,2]	51,250,000	31,995
Central Pattana PCL[1]	56,461,000	28,797
Saxon Capital, Inc.	2,000,000	28,080
Interhyp AG1,2	298,903	27,068
Umpqua Holdings Corp.	924,700	26,446
Northwest Bancorp, Inc.	955,000	24,352
China Banking Corp.[1]	1,713,750	23,453
Globe Trade Center SA1,2	2,350,000	22,453
Banco de Oro Universal Bank[1,2]	28,000,000	22,425
Wintrust Financial Corp.	440,000	22,066
Crescent Real Estate Equities Co.	1,000,000	21,810
Mizrahi Tefahot Bank Ltd.[1]	3,150,000	19,335
Kiatnakin Finance PCL[1]	24,270,900	19,063
Sparebanken Rogaland[1]	658,145	18,660
Fulton Financial Corp.	1,115,686	18,063
Banco Nossa Caixa SA, ordinary nominative	874,000	17,433
Hung Poo Real Estate Development Corp.[1,3]	16,367,000	17,430
Allgreen Properties Ltd.[1]	17,145,000	17,130
Wing Tai Holdings Ltd.[1]	14,000,000	16,678
Federal Agricultural Mortgage Corp., Class C	630,000	16,676
Alabama National BanCorporation	240,000	16,380
Montpelier Re Holdings Ltd.	844,200	16,369
Banner Corp.	398,110	16,338
Kensington Group PLC[1]	994,000	15,382
Dah Sing Financial Holdings Ltd.[1]	1,700,000	15,306
Hong Kong Exchanges and Clearing Ltd.[1]	1,857,000	13,546
Banco Macro Bansud SA, Class B (ADR)	588,800	12,600
South Financial Group, Inc.	465,000	12,104
City National Corp.	180,000	12,071
Siam City Bank PCL[1]	22,335,822	11,807
Vineyard National Bancorp	450,000	11,682
Capital Lease Funding, Inc.	1,041,700	11,552
First Regional Bancorp[2,4]	315,000	10,732
UTI Bank Ltd.[1]	1,188,383	9,843
CapitaCommercial Trust Management Ltd.[1]	6,634,000	9,229
Amata Corp. PCL[1]	26,800,000	9,027
AmericanWest Bancorporation	410,000	8,713
SinoPac Financial Holdings Co. Ltd.[1]	17,671,000	8,433
Sterling Bancshares, Inc.	400,000	8,100
Eurobancshares, Inc.[2]	853,000	8,078
First Niagara Financial Group, Inc.	550,000	8,019
Sparebanken Midt-Norge[1]	650,000	7,753
TICON Property Fund[1,3]	24,700,000	6,249
Public Financial Holdings Ltd.[1]	7,937,000	6,112
Catena AB1,2	392,500	5,065
Nasdaq Stock Market, Inc[2]	142,300	4,303
Desert Community Bank	200,500	3,627
Echo Investment SA1,2	60,000	1,313
		1,839,598

MATERIALS — 5.97%
Yamana Gold Inc.	8,915,000	82,170
Taiwan Fertilizer Co., Ltd.[1]	45,041,000	73,159
Dongkuk Steel Mill Co., Ltd.[1]	3,355,000	63,516
Fortescue Metals Group Ltd.[1,2]	9,479,902	58,905
Cleveland-Cliffs Inc.	1,500,000	57,165
Peter Hambro Mining PLC[1,2]	1,690,000	38,050
Taiwan Cement Corp.[1]	49,164,209	36,904
Sino-Forest Corp.[2,3]	9,422,800	36,005
Nikanor PLC[1,2]	3,225,836	34,549
James Hardie Industries Ltd.[1]	5,841,446	32,554
Bema Gold Corp.[2]	7,025,000	30,929
AptarGroup, Inc.	600,000	30,528
Asian Paints Ltd.[1]	2,062,500	30,409
Hyundai Steel Co.[1]	845,000	29,533
Fuji Seal International, Inc.[1]	1,070,000	28,121
Hecla Mining Co.[2]	4,740,800	27,212
Kenmare Resources PLC[1,2,3]	39,316,000	27,011
Central African Mining & Exploration Co. PLC[1,2]	29,546,569	26,011
Silver Wheaton Corp.[2]	2,505,000	23,514
PT Indocement Tunggal Prakarsa[1]	37,750,000	20,188
Hindalco Industries Ltd.[1]	5,000,000	18,724
Associated Cement Companies Ltd.[1]	830,000	17,998
Apex Silver Mines Ltd.[2]	998,000	16,627
Galaxy Entertainment Group Ltd.[1,2]	19,016,000	16,594
Mineral Deposits Ltd.[1,2,3]	16,220,000	16,040
Owens-Illinois, Inc.[2]	1,000,000	15,420
Minara Resources Ltd.[1]	5,073,334	15,379
Northern Orion Resources Inc.[2,4]	2,800,000	11,025
Northern Orion Resources Inc.[2]	1,100,000	4,331
Banro Corp.[2,4]	1,750,000	15,268
PT Semen Gresik[1]	5,000,000	14,742
Abitibi-Consolidated Inc.	5,775,300	14,265
S&B Industrial Minerals SA1	1,344,000	14,190
Eldorado Gold Corp.[2]	3,000,000	13,020
Cementerie del Tirreno S.p.A.[1]	1,600,000	12,330
Hanwha Chemical Corp.[1]	1,135,000	12,157
Hung Hing Printing Group Ltd.[1]	17,199,000	9,265
Eastern Platinum Ltd.[2]	4,561,700	4,858
Eastern Platinum Ltd.[2,4]	3,500,000	3,727
Ballarat Goldfields NL1,2,3	53,355,000	6,787
Ballarat Goldfields NL1,2,3,4	10,250,000	1,304
Valspar Corp.	300,000	7,980
Anhui Conch Cement Co. Ltd., Class H1	3,950,000	7,817
Aricom PLC[1,2]	9,443,505	7,546
Golden Star Resources Ltd.[2]	2,700,000	7,297
European Minerals Corp. (United Kingdom)[1,2]	6,880,000	4,405
European Minerals Corp.[2]	3,300,000	2,303
Hanil Cement Co., Ltd.[1]	82,500	6,134
Energem Resources Inc.[2,3]	8,002,500	6,087
Oriel Resources PLC[1,2,4]	5,000,000	4,068
Mwana Africa PLC[1,2,4]	5,980,000	3,750
Avocet Mining PLC[1,2]	1,250,000	2,387
Ivanhoe Mines Ltd.[2]	282,700	1,763
Thistle Mining Inc.[1,2]	30,000	11
Thistle Mining Inc. (United Kingdom)[1,2]	22,625	8
		1,102,040

ENERGY — 5.94%
OPTI Canada Inc.[2,3]	10,409,600	166,740
OPTI Canada Inc.[2,3,4]	420,000	6,728
Quicksilver Resources Inc.[2,3]	4,999,150	159,473
Delta Petroleum Corp.[2,3]	2,829,000	63,709
Denbury Resources Inc.[2]	1,995,200	57,661
Oilexco Inc.[2]	6,808,600	39,359
Oilexco Inc. (United Kingdom)[1,2,4]	2,900,000	16,708
CARBO Ceramics Inc.[3]	1,473,240	53,081
First Calgary Petroleums Ltd. (United Kingdom)[1,2]	4,800,000	31,492
First Calgary Petroleums Ltd.[2]	3,146,000	19,791
UrAsia Energy Ltd.[2]	22,000,000	50,595
BA Energy Inc.[1,2,3,4]	5,661,692	48,131
Aventine Renewable Energy, Inc.[2,3]	2,200,000	47,058
Bill Barrett Corp.[2]	1,893,500	46,504
WorleyParsons Ltd.[1]	3,677,497	46,203
Warren Resources, Inc.[2,3]	3,255,000	39,646
Synenco Energy Inc., Class A2,3	1,815,000	24,541
Synenco Energy Inc., Class A2,3,4	1,100,000	14,873
Expro International Group PLC[1]	2,500,000	31,139
Southwestern Energy Co.[2]	905,600	27,050
Regal Petroleum PLC[1,2,3]	7,817,000	22,561
FMC Technologies, Inc.[2]	350,000	18,795
Hydril Co.[2]	317,500	17,799
Centennial Coal Co. Ltd.[1]	5,850,000	16,038
China Oilfield Services Ltd., Class H1	20,363,300	10,949
Caspian Energy Inc. (United Kingdom)[1,2,3]	3,450,000	4,802
Caspian Energy Inc.[2,3,4]	2,000,000	2,685
Caspian Energy Inc.[2,3]	450,000	604
Bankers Petroleum Ltd.[2]	13,703,800	6,745
FirstAfrica Oil PLC[1,2,3]	172,338,000	5,969
		1,097,429

CONSUMER STAPLES — 2.34%
Lindt & Sprüngli AG, participation certificate[1]	19,166	43,198
Lindt & Sprüngli AG1	1,694	40,396
Coca-Cola Icecek AS, Class C1,2	7,623,603	37,780
Delta and Pine Land Co.	800,000	32,400
WD-40 Co.[3]	900,000	32,103
China Mengniu Dairy Co.[1]	17,251,000	28,916
IAWS Group PLC[1]	1,500,000	27,865
BJ’s Wholesale Club, Inc.[2]	948,000	27,663
AMOREPACIFIC Corp.[1,2]	50,264	23,317
Anadolu Efes Biracılık ve Malt Sanayii A S¸[1]	900,000	22,304
Fresh Del Monte Produce Inc.	1,100,000	19,129
Church & Dwight Co., Inc.	474,500	18,558
Universal Robina Corp.[1]	51,235,000	18,365
PGG Wrightson Ltd.[1,3]	16,195,000	17,565
Poslovni Sistem Mercator, d.d.[1]	63,333	13,920
Massmart Holdings Ltd.[1]	1,840,000	13,484
American Italian Pasta Co., Class A2	900,000	7,002
Crown Confectionery Co., Ltd.[1]	36,000	4,354
Cawachi Ltd.[1]	130,400	3,950
Winn-Dixie Stores, Inc.[2]	3,500,000	308
		432,577

TELECOMMUNICATION SERVICES — 2.03%
Time Warner Telecom Inc., Class A2	4,512,600	85,785
LG Telecom Ltd.[1,2]	6,370,000	74,754
Digi International Inc.[1]	19,308,700	65,436
TIM Participações SA, preferred nominative (ADR)	1,709,528	47,610
NeuStar, Inc., Class A2	900,040	24,976
Telemig Celular Participações SA, preferred nominative	5,185,172,400	9,547
Telemig Celular Participações SA, preferred nominative (ADR)	163,000	6,015
Vivo Participações SA, preferred nominative[2]	2,300,013	7,083
Vivo Participações SA, preferred nominative (ADR)[2]	2,127,270	6,637
Vivo Participações SA, ordinary nominative[2]	72,055	391
NTELOS Holdings Corp.[2]	1,003,575	12,816
GLOBE TELECOM, Inc.[1]	526,867	11,300
Partner Communications Co. Ltd.[1]	935,000	9,262
Partner Communications Co. Ltd. (ADR)	125,000	1,223
WiderThan Co., Ltd. (ADR)[2]	480,000	8,035
Unwired Group Ltd.[1,2]	12,400,000	3,234
		374,104

UTILITIES — 1.55%
Xinao Gas Holdings Ltd.[1,3]	56,438,000	57,860
CESC Ltd.[1,3]	5,829,000	39,006
AES Tietê SA, preferred nominative	1,150,000,000	30,439
Glow Energy PCL[1]	37,970,000	28,504
PT Perusahaan Gas Negara (Persero) Tbk[1]	20,450,000	26,808
Tata Power Co. Ltd.[1]	2,108,047	26,145
Northumbrian Water Group PLC[1]	3,425,000	17,788
Electricity Generating PCL[1]	3,535,400	7,608
Electricity Generating PCL, nonvoting depositary receipt[1]	3,000,100	6,391
Reliance Energy Ltd.[1]	1,284,500	13,571
First Gen Corp.[1]	13,500,000	13,202
Kot Addu Power Co., Ltd.[1]	13,700,000	10,134
Energen Corp.	200,000	8,374
		285,830

MISCELLANEOUS — 4.81%
Other common stocks in initial period of acquisition		887,879

Total common stocks (cost: $13,031,096,000)		16,672,583

Preferred stocks — 0.05%		Market value (000)

MISCELLANEOUS — 0.05%
Other common stocks in initial period of acquisition		$9,265

Total preferred stocks (cost: $8,833,000)		9,265

Warrants — 0.08%	Shares

MATERIALS — 0.06%
Northern Orion Resources Inc., warrants, expire 2008[2,4]	1,400,000	3,282
Kenmare Resources PLC, warrants, expire 2009[2,3]	5,775,000	2,402
Eastern Platinum Ltd., purchase warrants, expire 2008[1,2]	2,043,750	1,390
Eastern Platinum Ltd., purchase warrants, expire 2009[2,4]	1,750,000	470
European Minerals Corp., warrants, expire 2010[2]	3,440,000	1,170
European Minerals Corp., warrants, expire 2011[2]	1,650,000	642
Oriel Resources PLC, warrants, expire 2010[1,2,4]	2,500,000	795
Energem Resources Inc., warrants, expire 2008[1,2,3]	1,200,000	151
		10,302

INFORMATION TECHNOLOGY — 0.02%
Kingboard Chemical Holdings Ltd., warrants, expire 2006[2,3]	3,988,200	4,116

ENERGY — 0.00%
OPTI Canada Inc., warrants, expire 2008[1,2,3,4]	105,000	895
BA Energy Inc., warrants, expire 2006[1,2,3,4]	947,400	—
		895

HEALTH CARE — 0.00%
Gentium SpA (ADR), warrants, expire 2011[1,2,4]	90,000	322

Total warrants (cost: $568,000)		15,635

Convertible securities — 0.01%	Shares or principal amount

TELECOMMUNICATION SERVICES — 0.01%
Time Warner Telecom Inc. 2.375% convertible debentures 2026	$1,600,000	1,988
Multiplex, Inc., Series C, convertible preferred[1,2,4]	1,358,696	52
		2,040

INFORMATION TECHNOLOGY — 0.00%
Socratic Technologies, Inc., Series A, convertible preferred[1,2,4]	375,000	—

Total convertible securities (cost: $13,475,000)		2,040

	Principal amount	Market value
Bonds & notes — 0.10%	(000)	(000)

CONSUMER DISCRETIONARY — 0.06%
XM Satellite Radio Holdings Inc. 9.75% 2014[4]	$11,650	$11,242

CONSUMER STAPLES — 0.04%
Winn-Dixie Stores, Inc. 8.875% 2008[5]	11,925	6,600

Total bonds & notes (cost: $20,355,000)		17,842

Short-term securities — 9.37%

Amsterdam Funding Corp. 5.21%-5.27% due 10/11/2006-1/2/2007[4]	100,000	99,516
American Honda Finance Corp. 5.23%-5.26% due 10/5-12/8/2006	100,000	99,446
Danske Corp. 5.25%-5.255% due 10/27-12/8/2006[4]	100,000	99,324
Svenska Handelsbanken Inc. 5.22%-5.285% due 11/13-12/28/2006	100,000	99,138
Depfa Bank PLC 5.23%-5.37% due 10/10-12/19/2006[4]	90,000	89,604
Thunder Bay Funding, LLC 5.26%-5.28% due 10/5-10/16/2006[4]	60,571	60,462
Old Line Funding, LLC 5.26% due 10/16/2006[4]	22,300	22,248
Allied Irish Banks N.A. Inc. 5.25%-5.255% due 11/22-11/30/2006[4]	75,600	75,011
Westpac Banking Corp. 5.29%-5.345% due 10/24-11/14/2006[4]	46,300	46,017
Westpac Trust Securities NZ Ltd. 5.29% due 11/16/2006[4]	29,114	28,924
Toyota Motor Credit Corp. due 10/13-12/6/2006	75,000	74,602
Dexia Delaware LLC 5.24%-5.245% due 11/8-11/13/2006	75,000	74,572
Barclays U.S. Funding Corp. 5.235%-5.27% due 11/6-12/11/2006	75,000	74,487
Bank of Ireland 5.23%-5.26% due 10/23-12/18/2006[4]	75,000	74,395
BASF AG 5.22%-5.25% due 12/13/2006-1/19/2007[4]	75,000	74,056
Swedish Export Credit Corp. 5.22%-5.23% due 12/15-12/19/2006	72,400	71,592
Fannie Mae 5.21%-5.23% due 10/25-11/1/2006	53,700	53,501
UBS Finance (Delaware) LLC 5.25%-5.34% due 10/2-11/16/2006	51,400	51,072
ING (U.S.) Funding LLC 5.23%-5.33% due 10/10-10/26/2006	50,000	49,853
BNP Paribas Finance Inc. 5.24%-5.29% due 11/3-11/16/2006[6]	50,000	49,734
BMW U.S. Capital LLC 5.20%-5.23% due 11/1-11/17/2006[4]	50,000	49,710
HBOS Treasury Services PLC 5.23%-5.29% due 11/14-12/20/2006	50,000	49,551
Société Générale North America Inc. 5.23%--5.255% due 11/20/2006-1/19/2007	50,000	49,499
Citigroup Funding Inc. 5.31% due 10/12/2006	32,000	31,946
IXIS Commercial Paper Corp. 5.24% due 11/9/2006[4]	30,000	29,825
Park Avenue Receivables Co., LLC 5.30% due 10/4/2006[4]	25,000	24,985
Federal Home Loan Bank 5.145% due 12/1/2006	25,200	24,978
Export Development Canada 5.23% due 11/27/2006	25,000	24,793
Electricité de France 5.23% due 11/27/2006	25,000	24,793
CBA (Delaware) Finance Inc. 5.25% due 12/15/2006	25,000	24,731
Calyon North America Inc. 5.245% due 10/6/2006	20,600	20,582
ANZ (Delaware) Inc. 5.245% due 11/6/2006	7,500	7,460

Total short-term securities (cost: $1,730,121,000)		1,730,407

Total investment securities (cost: $14,804,448,000)		18,447,772
Other assets less liabilities		21,771

Net assets		$18,469,543

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of directors. At September 30, 2006, 333 of the fund’s securities, including those in "Miscellaneous" (with aggregate value of $7,938,109,000), were fair valued under procedures that took into account significant price changes that occurred between the close of trading in those securities and the close of regular trading on the New York Stock Exchange.
2 Security did not produce income during the last 12 months.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $985,313,000, which represented 5.33% of the net assets of the fund.
5 Scheduled interest and/or principal payment was not received.
6 This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
SDR = Swedish Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-935-1106-S6833

Summary investment portfolio, September 30, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification	Percent of net assets
Consumer discretionary	19.31%
Industrials	13.63
Health care	12.51
Information technology	12.22
Financials	9.96
Other industries	22.88
Short-term securities & other assets less liabilities	9.49
[end pie chart]

	Shares	Market	Percent
		value	of net
Common stocks - 90.27%		(000)	assets

Consumer discretionary - 19.31%
Michaels Stores, Inc.	3,000,000	$130,620.71%
Schibsted ASA (1)	3,138,000	94,207.51
CarMax, Inc. (2)	2,250,000	93,848.51
Central European Media Enterprises Ltd., Class A (2)	1,270,500	85,187.46
Big Lots, Inc. (2)	4,271,400	84,616.46
Cheil Industries Inc. (1)	1,798,940	78,270.42
Lions Gate Entertainment Corp. (2)	7,728,500	77,362.42
Lojas Renner SA	1,330,000	77,142.42
Cyrela Brazil Realty SA, ordinary nominative	4,335,500	73,823.40
Jumbo SA (1)	4,164,956	63,182.34
Aristocrat Leisure Ltd. (1)	6,000,000	63,066.34
Fourlis (1)	3,310,000	58,607.32
Praktiker Bau- und Heimwerkermärkte Holding AG (1)	1,733,383	57,453.31
Ameristar Casinos, Inc.	2,600,000	56,446.30
Other securities		2,472,682	13.39
		3,566,511	19.31

Industrials - 13.63%
Samsung Engineering Co., Ltd. (1)	2,587,640	124,070.67
Corrections Corporation of America (2)	2,825,000	122,181.66
Container Corp. of India Ltd. (1)	2,891,794	106,223.58
Downer EDI Ltd. (1)	18,641,198	83,246.45
ALL - América Latina Logística, units	10,015,650	77,918.42
GS Engineering & Construction Co. Ltd. (1)	1,072,127	75,297.41
Buhrmann NV (1)	4,953,600	74,520.40
LS Industrial Systems Co., Ltd. (1)	1,950,000	71,614.39
JetBlue Airways Corp. (2)	7,654,023	70,953.38
Silitech Technology Corp. (1)	10,515,798	56,596.31
Other securities		1,655,450	8.96
		2,518,068	13.63

Health care - 12.51%
Beckman Coulter, Inc.	2,300,000	132,388.72
Medicis Pharmaceutical Corp., Class A	3,695,000	119,533.65
Kyphon Inc. (2)	3,145,600	117,708.64
Advanced Medical Optics, Inc. (2)	2,735,000	108,169.58
Integra LifeSciences Holdings Corp. (2)	2,189,500	82,062.44
Myogen, Inc. (2)	2,315,000	81,210.44
FoxHollow Technologies, Inc. (2)	1,994,900	68,206.37
ArthroCare Corp. (2)	1,431,700	67,089.36
Wright Medical Group, Inc. (2)	2,742,800	66,513.36
Alfresa Holdings Corp. (1)	929,300	59,029.32
Other securities		1,409,165	7.63
		2,311,072	12.51

Information technology - 12.22%
Kingboard Chemical Holdings Ltd. (1)	45,946,000	165,405.90
CNET Networks, Inc. (2)	10,655,000	102,075.55
NHN Corp. (1) (2)	735,330	77,505.42
Semtech Corp. (2)	5,900,000	75,284.41
ValueClick, Inc. (2)	3,800,000	70,452.38
PMC-Sierra, Inc. (2)	11,500,000	68,310.37
Tripod Technology Corp. (1)	21,391,920	65,432.35
MKS Instruments, Inc. (2)	2,849,944	57,882.31
Other securities		1,575,130	8.53
		2,257,475	12.22

Financials - 9.96%
Daegu Bank, Ltd. (1)	10,399,890	173,750.94
Pusan Bank (1)	11,477,500	142,406.77
MCB Bank Ltd. (1)	19,560,080	82,443.45
Greek Postal Savings Bank SA (1) (2)	3,672,400	73,796.40
HDFC Bank Ltd. (1)	3,656,500	73,607.40
Indiabulls Financial Services Ltd. (1)	8,069,292	72,452.39
Housing Development Finance Corp. Ltd. (1)	2,059,346	68,958.37
Sumitomo Real Estate Sales Co., Ltd. (1)	700,000	59,761.32
Other securities		1,092,425	5.92
		1,839,598	9.96

Materials - 5.97%
Yamana Gold Inc.	8,915,000	82,170.45
Taiwan Fertilizer Co., Ltd. (1)	45,041,000	73,159.40
Dongkuk Steel Mill Co., Ltd. (1)	3,355,000	63,516.34
Fortescue Metals Group Ltd. (1) (2)	9,479,902	58,905.32
Cleveland-Cliffs Inc.	1,500,000	57,165.31
Other securities		767,125	4.15
		1,102,040	5.97

Energy - 5.94%
OPTI Canada Inc. (2)	10,409,600	166,740
OPTI Canada Inc. (2) (3)	420,000	6,728.94
Quicksilver Resources Inc. (2)	4,999,150	159,473.86
Delta Petroleum Corp. (2)	2,829,000	63,709.35
Denbury Resources Inc. (2)	1,995,200	57,661.31
Other securities		643,118	3.48
		1,097,429	5.94

Consumer staples - 2.34%
Other securities		432,577	2.34

Telecommunication services - 2.03%
Time Warner Telecom Inc., Class A (2)	4,512,600	85,785.47
LG Telecom Ltd. (1) (2)	6,370,000	74,754.41
Digi International Inc. (1)	19,308,700	65,436.35
Other securities		148,129.80
		374,104	2.03

Utilities - 1.55%
Xinao Gas Holdings Ltd. (1)	56,438,000	57,860.31
Other securities		227,970	1.24
		285,830	1.55

Miscellaneous - 4.81%
Other common stocks in initial period of acquisition		887,879	4.81

Total common stocks (cost: $13,031,096,000)		16,672,583	90.27

Preferred stocks - 0.05%

Miscellaneous - 0.05%
Other preferred stocks in initial period of acquisition		9,265.05

Total preferred stocks (cost: $8,833,000)		9,265.05

Warrants - 0.08%

Other - 0.08%
Other securities		15,635.08

Total warrants (cost: $568,000)		15,635.08

Convertible securities - 0.01%

Other - 0.01%
Other securities		2,040.01

Total convertible securities (cost: $13,475,000)		2,040.01

Bonds & notes - 0.10%

Other - 0.10%
Other securities		17,842.10

Total bonds & notes (cost: $20,355,000)		17,842.10

Short-term securities - 9.37%	Principal amount (000)

Amsterdam Funding Corp. 5.21%-5.27% due 10/11/2006-1/2/2007 (3)	$100,000	99,516.54
American Honda Finance Corp. 5.23%-5.26% due 10/5-12/8/2006	100,000	99,446.54
Danske Corp. 5.25%-5.255% due 10/27-12/8/2006 (3)	100,000	99,324.54
Svenska Handelsbanken Inc. 5.22%-5.285% due 11/13-12/28/2006	100,000	99,138.54
Depfa Bank PLC 5.23%-5.37% due 10/10-12/19/2006 (3)	90,000	89,604.48
Thunder Bay Funding, LLC 5.26%-5.28% due 10/5-10/16/2006 (3)	60,571	60,462
Old Line Funding, LLC 5.26% due 10/16/2006 (3)	22,300	22,248.45
Allied Irish Banks N.A. Inc. 5.25%-5.255% due 11/22-11/30/2006 (3)	75,600	75,011.41
Westpac Banking Corp. 5.29%-5.345% due 10/24-11/14/2006 (3)	46,300	46,017
Westpac Trust Securities NZ Ltd. 5.29% due 11/16/2006 (3)	29,114	28,924.41
Toyota Motor Credit Corp. 5.24%-5.25% due 10/13-12/6/2006	75,000	74,602.40
Dexia Delaware LLC 5.24%-5.245% due 11/8-11/13/2006	75,000	74,572.40
Barclays U.S. Funding Corp. 5.235%-5.27% due 11/6-12/11/2006	75,000	74,487.40
Bank of Ireland 5.23%-5.26% due 10/23-12/18/2006 (3)	75,000	74,395.40
BASF AG 5.22%-5.25% due 12/13/2006-1/19/2007 (3)	75,000	74,056.40
Swedish Export Credit Corp. 5.22%-5.23% due 12/15-12/19/2006	72,400	71,592.39
Other securities		567,013	3.07
		1,730,407	9.37

Total short-term securities (cost: $1,730,121,000)		1,730,407	9.37

Total investment securities (cost: $14,804,448,000)		18,447,772	99.88
Other assets less liabilities		21,771.12

Net assets		$18,469,543	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Some of the fund's affiliated holdings listed below are also among the fund's largest holdings and are shown in the preceding summary investment portfolio. Affiliated companies not among the fund's largest holdings are included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended September 30, 2006, appear below.

Company	Beginning shares	Purchases	Sales	Ending shares	Dividend income	Market value of affiliates at 9/30/06
					(000)	(000)

OPTI Canada Inc. (2)	4,373,000	6,036,600	-	10,409,600	-	166,740
OPTI Canada Inc. (2) (3)	-	420,000	-	420,000	-	6,728
OPTI Canada Inc., warrants, expire 2008 (1) (2) (3)	105,000	-	-	105,000	-	895
OPTI Canada Inc., convertible preferred	210,000	-	210,000	-	-	-
Daegu Bank, Ltd. (1)	10,339,890	60,000	-	10,399,890	3,429	173,750
Kingboard Chemical Holdings Ltd. (1)	45,946,000	-	-	45,946,000	1,660	165,405
Kingboard Chemical Holdings Ltd., warrants, expire 2006 (2)	3,988,200	-	-	3,988,200	-	4,116
Quicksilver Resources Inc. (2)	4,099,150	1,600,000	700,000	4,999,150	-	159,473
Pusan Bank (1)	10,370,500	1,107,000	-	11,477,500	3,462	142,406
Samsung Engineering Co., Ltd. (1)	2,587,640	-	-	2,587,640	853	124,070
Medicis Pharmaceutical Corp., Class A	2,450,000	1,245,000	-	3,695,000	430	119,533
Kyphon Inc. (2)	1,656,500	1,899,100	410,000	3,145,600	-	117,708
CNET Networks, Inc. (2)	10,655,000	-	-	10,655,000	-	102,075
Downer EDI Ltd. (1)	18,701,412	416,998	477,212	18,641,198	2,550	83,246
Integra LifeSciences Holdings Corp. (2)	-	2,189,500	-	2,189,500	-	82,062
Myogen, Inc. (2)	-	2,315,000	-	2,315,000	-	81,210
Lions Gate Entertainment Corp. (2)	3,800,000	3,928,500	-	7,728,500	-	77,362
Lions Gate Entertainment Corp. (Canada) (2)	2,728,500	900,000	3,628,500	-	-	-
Lojas Renner SA	1,380,000	-	50,000	1,330,000	2,047	77,142
Semtech Corp. (2)	5,900,000	-	-	5,900,000	-	75,284
LS Industrial Systems Co., Ltd. (1)	1,950,000	-	-	1,950,000	964	71,614
PMC-Sierra, Inc. (2)	6,500,000	5,000,000	-	11,500,000	-	68,310
FoxHollow Technologies, Inc. (2)	-	1,994,900	-	1,994,900	-	68,206
ArthroCare Corp. (2)	-	1,544,000	112,300	1,431,700	-	67,089
Wright Medical Group, Inc. (2)	2,000,000	742,800	-	2,742,800	-	66,513
Tripod Technology Corp. (1)	-	21,391,920	-	21,391,920	676	65,432
Delta Petroleum Corp. (2)	3,217,500	361,500	750,000	2,829,000	-	63,709
Jumbo SA (1)	2,852,797	1,312,159	-	4,164,956	736	63,182
Jumbo SA, rights, expire 2006 (2)	-	3,939,956	3,939,956	-	-	-
Fourlis (1)	3,310,000	-	-	3,310,000	632	58,607
MKS Instruments, Inc. (2)	1,050,000	1,799,944	-	2,849,944	-	57,882
Xinao Gas Holdings Ltd. (1)	43,066,000	13,372,000	-	56,438,000	350	57,860
Silitech Technology Corp. (1)	-	10,515,798	-	10,515,798	817	56,596
Restaurant Group PLC (1)	14,062,000	-	1,562,445	12,499,555	5,064	56,057
SEEK Ltd. (1)	12,697,300	4,463,285	2,391,588	14,768,997	881	55,711
Arbitron Inc.	751,060	745,700	-	1,496,760	450	55,395
Korea Kumho Petrochemical Co., Ltd. (1)	1,810,940	-	-	1,810,940	970	55,179
CARBO Ceramics Inc.	888,800	830,316	245,876	1,473,240	472	53,081
BA Energy Inc. (1) (2) (3)	1,071,430	4,590,262	-	5,661,692	-	48,131
BA Energy Inc., warrants, expire 2006 (1) (2) (3)	1,071,430	4,161,690	4,285,720	947,400	-	-
American Axle & Manufacturing Holdings, Inc.	-	2,850,000	-	2,850,000	600	47,567
Aventine Renewable Energy, Inc. (2)	-	2,200,000	-	2,200,000	-	47,058
Ekornes ASA (1)	2,020,598	217,000	-	2,237,598	2,238	46,167
Knot, Inc. (2)	1,378,820	1,200,000	1,378,820	1,200,000	-	26,556
Knot, Inc. (2) (3)	-	670,000	-	670,000	-	14,827
Centennial Bank Holdings, Inc. (2) (3)	2,700,000	-	-	2,700,000	-	26,136
Centennial Bank Holdings, Inc. (2)	-	1,515,000	-	1,515,000	-	14,665
Warren Resources, Inc. (2)	955,000	2,300,000	-	3,255,000	-	39,646
Greatbatch, Inc. (2)	990,400	754,000	-	1,744,400	-	39,458
Synenco Energy Inc., Class A (2)	-	1,815,000	-	1,815,000	-	24,541
Synenco Energy Inc., Class A (2) (3)	-	1,100,000	-	1,100,000	-	14,873
CESC Ltd. (1)	-	9,149,000	3,320,000	5,829,000	137	39,006
CESC Ltd. (GDR) (3)	3,320,000	-	3,320,000	-	178	-
Unibet Group PLC (SDR) (1)	1,370,850	407,620	-	1,778,470	547	37,389
Citi Trends, Inc. (2)	-	1,073,916	-	1,073,916	-	37,061
Sino-Forest Corp. (2)	6,022,800	3,400,000	-	9,422,800	-	36,005
NuVasive, Inc. (2)	-	1,709,000	-	1,709,000	-	34,368
Thanachart Capital PCL (1)	86,650,000	-	-	86,650,000	1,608	34,263
Apollo Hospitals Enterprise Ltd. (1)	1,433,400	2,894,700	1,053,100	3,275,000	294	33,987
Apollo Hospitals Enterprise Ltd. (GDR) (3)	1,053,100	-	1,053,100	-	-	-
GES International (1)	-	42,700,000	-	42,700,000	1,551	33,112
Marchex, Inc., Class B (2)	1,328,500	796,500	-	2,125,000	-	32,598
Veeco Instruments, Inc. (2)	1,598,523	-	-	1,598,523	-	32,210
WD-40 Co.	900,000	-	-	900,000	792	32,103
Bloomsbury Publishing PLC (1)	4,655,000	750,000	-	5,405,000	355	31,613
Baycorp Advantage Ltd. (1)	-	13,885,000	-	13,885,000	851	31,442
Blue Nile, Inc. (2)	400,000	585,375	125,000	860,375	-	31,275
IBT Education Ltd. (1)	-	21,727,690	-	21,727,690	1,398	29,500
Kenmare Resources PLC (1) (2)	39,316,000	-	-	39,316,000	-	27,011
Kenmare Resources PLC, warrants, expire 2009 (2)	5,775,000	-	-	5,775,000	-	2,402
ValueVision Media, Inc., Class A (2)	1,800,000	600,000	-	2,400,000	-	27,816
Volcano Corp. (2)	-	2,303,900	-	2,303,900	-	26,472
Ballast Nedam NV (1)	628,753	-	-	628,753	701	24,464
Regal Petroleum PLC (1) (2)	4,670,000	3,147,000	-	7,817,000	-	22,561
Nien Made Enterprise Co., Ltd. (1)	-	26,156,000	-	26,156,000	1,192	21,428
Progressive Gaming International Corp. (2)	-	2,600,000	-	2,600,000	-	21,320
O2Micro International Ltd. (ADR) (2)	2,495,000	560,000	-	3,055,000	-	21,110
Chart Industries, Inc. (2)	-	1,613,500	-	1,613,500	-	19,862
Internet Capital Group, Inc. (2)	-	2,100,000	-	2,100,000	-	19,845
Kyeryong Construction Industrial Co., Ltd. (1)	469,250	23,940	-	493,190	309	19,518
Ichia Technologies, Inc. (1) (2)	16,995,177	-	-	16,995,177	-	18,693
SFA Engineering Corp. (1)	437,500	116,200	-	553,700	502	17,979
Nabi Biopharmaceuticals (2)	3,050,000	-	-	3,050,000	-	17,629
PGG Wrightson Ltd. (1)	-	16,195,000	-	16,195,000	1,057	17,565
Hythiam, Inc. (2)	-	2,425,000	-	2,425,000	-	17,509
Hung Poo Real Estate Development Corp. (1)	-	16,367,000	-	16,367,000	680	17,430
Echelon Corp. (2)	2,000,000	-	-	2,000,000	-	16,440
Mineral Deposits Ltd. (1) (2)	-	16,220,000	-	16,220,000	-	16,040
YBM Sisa.com Inc. (1)	-	624,449	-	624,449	83	15,215
Michaniki SA (1)	-	3,935,000	-	3,935,000	693	15,120
Halla Engineering & Construction Corp. (1)	626,000	-	-	626,000	258	14,618
Spark Networks PLC (GDR) (1) (2)	747,000	553,000	-	1,300,000	-	7,419
Spark Networks PLC (ADR) (2)	-	1,103,000	-	1,103,000	-	6,618
Spark Networks PLC (2)	1,103,000	-	1,103,000	-	-	-
Career Technology (MFG.) Co., Ltd. (1)	5,255,894	9,701,665	-	14,957,559	397	13,109
Levitt Corp., Class A	500,000	500,000	-	1,000,000	50	11,760
SupportSoft, Inc. (2)	-	2,554,400	-	2,554,400	-	11,163
Plantynet Co., Ltd. (1)	-	537,600	-	537,600	49	10,777
Vical Inc. (2)	-	2,075,279	-	2,075,279	-	10,480
Sharper Image Corp. (2)	950,000	-	-	950,000	-	9,785
Phoenix PDE Co., Ltd. (1)	1,500,000	-	-	1,500,000	124	8,641
Ballarat Goldfields NL (1) (2)	-	53,355,000	-	53,355,000	-	6,787
Ballarat Goldfields NL (1) (2) (3)	-	10,250,000	-	10,250,000	-	1,304
Caspian Energy Inc. (United Kingdom) (1) (2)	3,450,000	-	-	3,450,000	-	4,802
Caspian Energy Inc. (2) (3)	-	2,000,000	-	2,000,000	-	2,685
Caspian Energy Inc. (2)	450,000	-	-	450,000	-	604
Billing Services Group PLC (1) (2)	16,548,800	-	-	16,548,800	-	7,533
TICON Property Fund (1)	-	24,700,000	-	24,700,000	131	6,249
Energem Resources Inc. (2)	8,002,500	-	-	8,002,500	-	6,087
Energem Resources Inc., warrants, expire 2008 (1) (2)	1,200,000	-	-	1,200,000	-	151
FirstAfrica Oil PLC (1) (2)	96,515,000	75,823,000	-	172,338,000	-	5,969
KEC Corp. (1)	-	3,926,550	-	3,926,550	-	5,749
Gaming VC Holdings SA (1)	2,023,800	-	-	2,023,800	526	5,339
Sanctuary Group PLC (1) (2)	23,546,700	14,295,000	23,428,967	14,412,733	-	5,048
Interflex Co., Ltd. (1)	799,000	-	-	799,000	66	4,966
Vision-Sciences, Inc. (2)	1,884,500	-	-	1,884,500	-	2,431
LTG Technologies PLC (1) (2)	17,785,714	-	-	17,785,714	-	1,997
KEC Holdings Co. Ltd. (1)	-	1,308,849	-	1,308,849	-	1,916
Infoteria Corp. (1) (2) (3)	2,672	-	95	2,577	-	873
ZOOTS (1) (2) (3)	25,173	-	-	25,173	-	234
Allion Healthcare, Inc. (2) (4)	864,221	314,100	1,178,321	-	-	-
Aricom PLC (1) (2) (4)	2,593,134	7,300,000	449,629	9,443,505	-	-
Atheros Communications, Inc. (2) (4)	3,180,000	-	3,180,000	-	-	-
Bankers Petroleum Ltd. (2) (4)	9,400,000	13,703,800	9,400,000	13,703,800	-	-
Banro Corp. (2) (3) (4)	1,750,000	-	-	1,750,000	-	-
Brooks Automation, Inc. (2) (4)	2,725,000	-	2,000,000	725,000	-	-
Can Do Co., Ltd. (4)	7,900	-	7,900	-	111	-
Capital Lease Funding, Inc. (4)	1,630,000	415,000	1,003,300	1,041,700	190	-
Cheil Industries Inc. (1) (4)	2,495,000	80,000	776,060	1,798,940	1,592	-
Conexant Systems, Inc. (2) (4)	24,000,000	-	24,000,000	-	-	-
Connetics Corp. (2) (4)	2,000,000	-	2,000,000	-	-	-
Cymer, Inc. (2) (4)	2,060,000	-	1,600,000	460,000	-	-
Eastern Platinum Ltd. (2) (3) (4)	-	3,500,000	-	3,500,000	-	-
Eastern Platinum Ltd. (2) (4)	4,087,500	474,200	-	4,561,700	-	-
Eastern Platinum Ltd., purchase warrants, expire 2008 (1) (2) (4)	2,043,750	-	-	2,043,750	-	-
Eastern Platinum Ltd., purchase warrants, expire 2009 (2) (3) (4)	-	1,750,000	-	1,750,000	-	-
Expro International Group PLC (1)	4,600,000	-	2,100,000	2,500,000	687	-
Fuji Seal International, Inc. (1) (4)	1,811,900	280,000	1,021,900	1,070,000	295	-
Gateway Distriparks Ltd. (4)	-	6,084,867	6,084,867	-	229	-
Gateway Distriparks Ltd. (GDR) (3) (4)	-	2,135,000	2,135,000	-	141	-
Golden Star Resources Ltd. (2) (4)	-	13,420,000	10,720,000	2,700,000	-	-
GSI Commerce, Inc. (2) (4)	2,794,491	-	2,794,491	-	-	-
Hanil Cement Co., Ltd. (1) (4)	491,700	-	409,200	82,500	325	-
Hanwha Chemical Corp. (1) (4)	6,492,000	-	5,357,000	1,135,000	1,873	-
Horizon Health Corp. (2) (4)	-	968,900	968,900	-	-	-
Hudson Highland Group, Inc. (2) (4)	1,244,000	330,000	1,574,000	-	-	-
Indiabulls Financial Services Ltd. (1) (4)	-	8,604,292	535,000	8,069,292	335	-
iVillage Inc. (2) (3) (4)	4,690,000	-	4,690,000	-	-	-
Kakaku.com, Inc. (1) (4)	6,179	5,850	9,289	2,740	18	-
KEC Corp. (4)	5,235,400	-	5,235,400	-	151	-
Keryx Biopharmaceuticals, Inc. (2) (4)	-	2,000,000	1,100,000	900,000	-	-
Kiryung Electronics Co., Ltd. (4)	1,780,000	-	1,780,000	-	-	-
Manhattan Associates, Inc. (2) (4)	1,950,000	-	825,000	1,125,000	-	-
NTELOS Holdings Corp. (2) (4)	-	1,150,000	146,425	1,003,575	-	-
NutriSystem, Inc. (2) (4)	1,706,800	-	1,606,800	100,000	-	-
ORCO PROPERTY GROUP SA (1) (4)	-	440,407	94,300	346,107	372	-
Paddy Power PLC (4)	2,521,700	-	2,521,700	-	-	-
Power Integrations, Inc. (2) (4)	2,300,000	-	1,250,000	1,050,000	-	-
RNB Retail and Brands AB (1) (4)	-	2,655,000	-	2,655,000	39	-
Saxon Capital, Inc. (4)	2,520,000	720,000	1,240,000	2,000,000	6,699	-
Silicon Graphics, Inc. (2) (4)	14,000,000	-	14,000,000	-	-	-
STX Shipbuilding Co., Ltd. (1) (4)	1,493,000	2,239,798	2,100,168	1,632,630	769	-
STX Shipbuilding Co., Ltd., rights, expire 2005 (2) (4)	373,399	-	373,399	-	-	-
Tetra Tech, Inc. (2) (4)	3,162,500	-	1,722,000	1,440,500	-	-
Toho Pharmaceutical Co., Ltd. (1) (4)	2,615,000	-	1,653,000	962,000	255	-
Ultraframe PLC (2) (4)	6,330,000	-	6,330,000	-	-	-
United Stationers Inc. (2) (4)	1,712,200	-	800,000	912,200	-	-
UrAsia Energy Ltd. (2) (4)	-	22,000,000	-	22,000,000	-	-
Vail Resorts, Inc. (2) (4)	2,050,000	-	2,050,000	-	-	-
Vivartia Industrial & Commercial Co. of Food Products & Catering Services SA (2) (4)	2,404,000	-	2,404,000	-	-	-
Wing Tai Holdings Ltd. (1) (4)	38,478,000	1,522,000	26,000,000	14,000,000	575	-
					$58,466	$4,293,708

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of directors. At September 30, 2006, 333 of the fund's securities, including those in "Other securities" and "Miscellaneous" in the summary investment portfolio (with aggregate value of $7,938,109,000), were fair valued under procedures that took into account significant price changes that occurred between the close of trading in those securities and the close of regular trading on the New York Stock Exchange.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $985,313,000, which represented 5.33% of the net assets of the fund.

(4) Unaffiliated issuer at 9/30/2006.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
SDR = Swedish Depositary Receipts

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $11,227,175)	$14,154,064
Affiliated issuers (cost: $3,577,273)	4,293,708	$18,447,772
Cash denominated in non-U.S. currencies
(cost: $36,209)		35,931
Cash		689
Receivables for:
Sales of investments	164,181
Sales of fund's shares	34,434
Dividends and interest	9,919
Other assets	41	208,575
		18,692,967
Liabilities:
Payables for:
Purchases of investments	178,955
Repurchases of fund's shares	18,161
Investment advisory services	8,698
Services provided by affiliates	6,309
Deferred directors' compensation	1,231
Other fees and expenses	10,070	223,424
Net assets at September 30, 2006		$18,469,543

Net assets consist of:
Capital paid in on shares of capital stock		$13,485,195
Distributions in excess of net investment income		(88,583)
Undistributed net realized gain		1,439,199
Net unrealized appreciation		3,633,732
Net assets at September 30, 2006		$18,469,543

Total authorized capital stock - 800,000 shares, $.01 par value (477,084 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$15,167,069	390,156	$38.87
Class B	581,159	15,533	37.41
Class C	695,573	18,692	37.21
Class F	445,402	11,524	38.65
Class 529-A	283,334	7,310	38.76
Class 529-B	47,429	1,256	37.77
Class 529-C	114,996	3,045	37.77
Class 529-E	18,258	476	38.40
Class 529-F	19,228	496	38.77
Class R-1	21,157	558	37.89
Class R-2	414,270	10,922	37.93
Class R-3	319,282	8,328	38.34
Class R-4	126,303	3,261	38.73
Class R-5	216,083	5,527	39.10
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $41.25 and $41.12, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2006	(dollars in thousands)
Investment income:
Income:
Dividends (net of non-U.S. taxes of $19,538; also includes
$58,466 from affiliates)	$215,517
Interest	73,201	$288,718

Fees and expenses(*):
Investment advisory services	109,780
Distribution services	53,236
Transfer agent services	18,103
Administrative services	5,759
Reports to shareholders	818
Registration statement and prospectus	742
Postage, stationery and supplies	2,026
Directors' compensation	463
Auditing and legal	173
Custodian	6,410
State and local taxes	284
Other	223
Total fees and expenses before reimbursements/waivers	198,017
Less reimbursements/waivers of fees and expenses:
Investment advisory services	10,978
Administrative services	690
Total fees and expenses after reimbursements/waivers		186,349
Net investment income		102,369

Net realized gain and unrealized appreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments (including $118,038 net gain from affiliates)	1,700,826
Non-U.S. currency transactions	(1,701)	1,699,125
Net unrealized appreciation (depreciation) on:
Investments	471,907
Non-U.S. currency translations	(55)	471,852
Net realized gain and
unrealized appreciation
on investments and non-U.S. currency		2,170,977
Net increase in net assets resulting from operations		$2,273,346

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2006	2005
Operations:
Net investment income	$102,369	$88,739
Net realized gain on investments and
non-U.S. currency transactions	1,699,125	1,240,219
Net unrealized appreciation
on investments and non-U.S. currency translations	471,852	1,634,043
Net increase in net assets
resulting from operations	2,273,346	2,963,001

Dividends and distributions paid to shareholders:
Dividends from net investment income and non-U.S. currency gain	(171,204)	(119,377)
Distributions from net realized gain on investments	(293,825)	-
Total dividends and distributions paid to shareholders	(465,029)	(119,377)

Capital share transactions	1,970,025	823,855

Total increase in net assets	3,778,342	3,667,479

Net assets:
Beginning of year	14,691,201	11,023,722
End of year (including
distributions in excess of
net investment income: $88,583 and $36,611, respectively)	$18,469,543	$14,691,201

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available or are considered unreliable are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended September 30, 2006, non-U.S. taxes paid on realized gains were $1,982,000. As of September 30, 2006, non-U.S. taxes provided on unrealized gains were $9,403,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; cost of investments sold; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2006, the fund reclassified $16,977,000 from undistributed net realized gain to distributions in excess of net investment income; and reclassified $114,000 from distributions in excess of net investment income and $90,000,000 from undistributed net realized gain to capital paid-in on the shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2006, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows:

(dollars in thousands)
Undistributed ordinary income	$396,784
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2005, through September 30, 2006)*	(1,930)
Undistributed long-term capital gain	1,272,620
Gross unrealized appreciation on investment securities	4,332,137
Gross unrealized depreciation on investment securities	(1,004,439)
Net unrealized appreciation on investment securities	3,327,698
Cost of investment securities	15,120,074
*These deferrals are considered incurred in the subsequent year

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2006			Year ended September 30, 2005
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$149,401	$247,786	$397,187	$109,685	-	$109,685
Class B	3,425	9,479	12,904	1,283	-	1,283
Class C	3,828	9,872	13,700	1,395	-	1,395
Class F	3,420	5,484	8,904	1,691	-	1,691
Class 529-A	2,333	3,813	6,146	1,252	-	1,252
Class 529-B	238	714	952	73	-	73
Class 529-C	599	1,653	2,252	159	-	159
Class 529-E	129	249	378	57	-	57
Class 529-F	167	267	434	83	-	83
Class R-1	115	273	388	34	-	34
Class R-2	2,333	5,629	7,962	841	-	841
Class R-3	2,104	4,041	6,145	925	-	925
Class R-4	961	1,515	2,476	307	-	307
Class R-5	2,151	3,050	5,201	1,592	-	1,592
Total	$171,204	$293,825	$465,029	$119,377	-	$119,377

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.800% on the first billion of daily net assets and decreasing to 0.595% on such assets in excess of $27 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2006, total investment advisory services fees waived by CRMC were $10,978,000. As a result, the fee shown on the accompanying financial statements of $109,780,000, which was equivalent to an annualized rate of 0.644%, was reduced to $98,802,000, or 0.579% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2006, the total administrative services fees paid by CRMC were $6,000, $675,000, and $9,000 for Class R-1, R-2, and R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$34,860	$17,370	Not applicable	Not applicable	Not applicable
Class B	5,342	733	Not applicable	Not applicable	Not applicable
Class C	5,942	Included in administrative services	$892	$214	Not applicable
Class F	883		347	104	Not applicable
Class 529-A	421		247	53	$ 237
Class 529-B	417		43	23	42
Class 529-C	982		103	47	99
Class 529-E	76		16	3	15
Class 529-F	-		17	4	16
Class R-1	174		23	15	Not applicable
Class R-2	2,588		512	1,597	Not applicable
Class R-3	1,303		385	358	Not applicable
Class R-4	248		144	10	Not applicable
Class R-5	Not applicable		188	5	Not applicable
Total	$53,236	$18,103	$2,917	$2,433	$409

Deferred directors’ compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $463,000, shown on the accompanying financial statements, includes $282,000 in current fees (either paid in cash or deferred) and a net increase of $181,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2006
Class A	$2,685,423	71,453	$381,591	10,807	$(1,974,783)	(52,904)	$1,092,231	29,356
Class B	122,373	3,363	12,552	367	(65,243)	(1,807)	69,682	1,923
Class C	265,083	7,319	13,251	390	(96,579)	(2,688)	181,755	5,021
Class F	226,333	6,037	7,921	225	(76,064)	(2,044)	158,190	4,218
Class 529-A	88,290	2,366	6,144	175	(13,640)	(365)	80,794	2,176
Class 529-B	9,920	271	952	28	(1,623)	(44)	9,249	255
Class 529-C	33,944	929	2,252	65	(7,790)	(213)	28,406	781
Class 529-E	5,862	159	378	11	(1,047)	(28)	5,193	142
Class 529-F	6,354	171	434	12	(1,707)	(46)	5,081	137
Class R-1	11,607	318	387	11	(4,858)	(134)	7,136	195
Class R-2	195,251	5,318	7,956	229	(80,898)	(2,203)	122,309	3,344
Class R-3	169,804	4,569	6,115	175	(69,063)	(1,871)	106,856	2,873
Class R-4	68,594	1,847	2,476	71	(21,588)	(576)	49,482	1,342
Class R-5	74,700	1,998	4,905	138	(25,944)	(687)	53,661	1,449
Total net increase
(decrease)	$3,963,538	106,118	$447,314	12,704	$(2,440,827)	(65,610)	$1,970,025	53,212

Year ended September 30, 2005
Class A	$1,764,979	56,402	$104,783	3,514	$(1,571,969)	(50,360)	$297,793	9,556
Class B	82,691	2,739	1,249	43	(42,411)	(1,396)	41,529	1,386
Class C	157,635	5,220	1,347	47	(54,448)	(1,800)	104,534	3,467
Class F	123,722	3,962	1,525	51	(41,375)	(1,331)	83,872	2,682
Class 529-A	56,362	1,807	1,252	42	(6,921)	(220)	50,693	1,629
Class 529-B	7,446	245	73	2	(1,115)	(36)	6,404	211
Class 529-C	23,292	760	159	6	(3,018)	(98)	20,433	668
Class 529-E	3,861	125	57	2	(311)	(10)	3,607	117
Class 529-F	3,591	116	82	3	(547)	(17)	3,126	102
Class R-1	6,890	224	34	1	(1,901)	(62)	5,023	163
Class R-2	127,485	4,134	841	29	(42,526)	(1,375)	85,800	2,788
Class R-3	101,847	3,299	925	31	(29,495)	(950)	73,277	2,380
Class R-4	46,825	1,502	307	10	(10,087)	(321)	37,045	1,191
Class R-5	25,084	791	1,405	47	(15,770)	(506)	10,719	332
Total net increase
(decrease)	$2,531,710	81,326	$114,039	3,828	$(1,821,894)	(58,482)	$823,855	26,672

*Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $8,035,940,000 and $6,944,375,000, respectively, during the year ended September 30, 2006.

Financial highlights(1)

		Income (loss) from investment operations(2)				Dividends and distributions

	Net asset value, beginning of period	Net investment income (loss )		Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains )	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income (loss) to average net assets
Class A:
Year ended 9/30/2006	$34.77	$.25		$4.94	$5.19	$(.41)	$(.68)	$(1.09)	$38.87	15.27%	$15,167			1.08%		1.01%		.68%
Year ended 9/30/2005	27.82	.24		7.02	7.26	(.31)	-	(.31)	34.77	26.28	12,544			1.09		1.04		.76
Year ended 9/30/2004	23.22	.02		4.61	4.63	(.03)	-	(.03)	27.82	19.95	9,771			1.12		1.12		.06
Year ended 9/30/2003	17.53	(.01)		5.70	5.69	-	-	-	23.22	32.46	7,833			1.19		1.19		(.07)
Year ended 9/30/2002	18.62	(.07)		(.98)	(1.05)	(.04)	-	(.04)	17.53	(5.69)	6,283			1.17		1.17		(.32)
Class B:
Year ended 9/30/2006	33.59	(.03)		4.78	4.75	(.25)	(.68)	(.93)	37.41	14.39	581			1.85		1.78		(.09)
Year ended 9/30/2005	26.90	-	(5)	6.79	6.79	(.10)	-	(.10)	33.59	25.31	457			1.86		1.81		(.01)
Year ended 9/30/2004	22.60	(.18)		4.48	4.30	-	-	-	26.90	19.03	329			1.88		1.88		(.69)
Year ended 9/30/2003	17.20	(.16)		5.56	5.40	-	-	-	22.60	31.40	201			1.97		1.97		(.85)
Year ended 9/30/2002	18.38	(.23)		(.95)	(1.18)	-	-	-	17.20	(6.42)	118			1.95		1.95		(1.09)
Class C:
Year ended 9/30/2006	33.45	(.04)		4.74	4.70	(.26)	(.68)	(.94)	37.21	14.33	696			1.89		1.83		(.12)
Year ended 9/30/2005	26.82	(.02)		6.78	6.76	(.13)	-	(.13)	33.45	25.27	457			1.90		1.85		(.05)
Year ended 9/30/2004	22.54	(.19)		4.47	4.28	-	-	-	26.82	18.99	274			1.92		1.91		(.71)
Year ended 9/30/2003	17.15	(.16)		5.55	5.39	-	-	-	22.54	31.43	124			1.97		1.97		(.85)
Year ended 9/30/2002	18.33	(.22)		(.95)	(1.17)	(.01)	-	(.01)	17.15	(6.42)	56			1.96		1.96		(1.08)
Class F:
Year ended 9/30/2006	34.58	.26		4.91	5.17	(.42)	(.68)	(1.10)	38.65	15.28	446			1.08		1.01		.70
Year ended 9/30/2005	27.70	.23		6.98	7.21	(.33)	-	(.33)	34.58	26.23	253			1.12		1.07		.72
Year ended 9/30/2004	23.16	.02		4.58	4.60	(.06)	-	(.06)	27.70	19.90	128			1.15		1.14		.06
Year ended 9/30/2003	17.48	(.01)		5.69	5.68	-	-	-	23.16	32.49	57			1.18		1.18		(.06)
Year ended 9/30/2002	18.60	(.07)		(.98)	(1.05)	(.07)	-	(.07)	17.48	(5.73)	24			1.20		1.20		(.32)
Class 529-A:
Year ended 9/30/2006	34.68	.25		4.93	5.18	(.42)	(.68)	(1.10)	38.76	15.25	284			1.11		1.05		.66
Year ended 9/30/2005	27.79	.22		7.00	7.22	(.33)	-	(.33)	34.68	26.19	178			1.14		1.08		.71
Year ended 9/30/2004	23.24	.02		4.60	4.62	(.07)	-	(.07)	27.79	19.90	97			1.14		1.14		.06
Year ended 9/30/2003	17.53	.01		5.70	5.71	-	-	-	23.24	32.57	42			1.11		1.11		.03
Period from 2/19/2002 to 9/30/2002	21.68	(.03)		(4.12)	(4.15)	-	-	-	17.53	(19.14)	15			1.18	(6)	1.18	(6)	(.25)	(6)
Class 529-B:
Year ended 9/30/2006	33.93	(.07)		4.82	4.75	(.23)	(.68)	(.91)	37.77	14.24	48			1.97		1.90		(.20)
Year ended 9/30/2005	27.20	(.05)		6.87	6.82	(.09)	-	(.09)	33.93	25.11	34			2.02		1.96		(.17)
Year ended 9/30/2004	22.88	(.23)		4.55	4.32	-	-	-	27.20	18.88	22			2.04		2.04		(.84)
Year ended 9/30/2003	17.43	(.19)		5.64	5.45	-	-	-	22.88	31.27	10			2.09		2.09		(.95)
Period from 2/20/2002 to 9/30/2002	21.82	(.14)		(4.25)	(4.39)	-	-	-	17.43	(20.12)	3			2.08	(6)	2.08	(6)	(1.15)	(6)
Class 529-C:
Year ended 9/30/2006	33.94	(.07)		4.83	4.76	(.25)	(.68)	(.93)	37.77	14.27	115			1.96		1.90		(.19)
Year ended 9/30/2005	27.21	(.05)		6.87	6.82	(.09)	-	(.09)	33.94	25.13	77			2.00		1.95		(.16)
Year ended 9/30/2004	22.89	(.22)		4.54	4.32	-	-	-	27.21	18.87	43			2.03		2.03		(.83)
Year ended 9/30/2003	17.44	(.18)		5.63	5.45	-	-	-	22.89	31.25	20			2.07		2.07		(.94)
Period from 2/20/2002 to 9/30/2002	21.82	(.14)		(4.24)	(4.38)	-	-	-	17.44	(20.07)	7			2.05	(6)	2.05	(6)	(1.12)	(6)
Class 529-E:
Year ended 9/30/2006	34.42	.12		4.89	5.01	(.35)	(.68)	(1.03)	38.40	14.86	18			1.44		1.37		.34
Year ended 9/30/2005	27.58	.12		6.96	7.08	(.24)	-	(.24)	34.42	25.81	12			1.47		1.42		.37
Year ended 9/30/2004	23.09	(.08)		4.59	4.51	(.02)	-	(.02)	27.58	19.52	6			1.50		1.49		(.29)
Year ended 9/30/2003	17.50	(.07)		5.66	5.59	-	-	-	23.09	31.94	3			1.53		1.53		(.38)
Period from 3/15/2002 to 9/30/2002	23.21	(.06)		(5.65)	(5.71)	-	-	-	17.50	(24.60)	1			1.51	(6)	1.51	(6)	(.60)	(6)
Class 529-F:
Year ended 9/30/2006	34.64	.31		4.93	5.24	(.43)	(.68)	(1.11)	38.77	15.44	19			.94		.87		.83
Year ended 9/30/2005	27.72	.23		6.99	7.22	(.30)	-	(.30)	34.64	26.22	12			1.11		1.06		.74
Year ended 9/30/2004	23.20	(.01)		4.60	4.59	(.07)	-	(.07)	27.72	19.81	7			1.25		1.24		(.04)
Year ended 9/30/2003	17.53	(.02)		5.69	5.67	-	-	-	23.20	32.34	3			1.27		1.27		(.10)
Period from 9/17/2002 to 9/30/2002	18.24	-	(5)	(.71)	(.71)	-	-	-	17.53	(3.89)	-		(7)	.04		.04		.01

Class R-1:
Year ended 9/30/2006	$34.07	$(.04)		$4.83	$4.79	$(.29)	$(.68)	$(.97)	$37.89	14.31%	$21			1.92%		1.82%		(0.11)%
Year ended 9/30/2005	27.34	(.01)		6.90	6.89	(.16)	-	(.16)	34.07	25.27	12			1.97		1.85		(.05)
Year ended 9/30/2004	23.00	(.19)		4.55	4.36	(.02)	-	(.02)	27.34	18.98	6			2.01		1.91		(.71)
Year ended 9/30/2003	17.49	(.16)		5.67	5.51	-	-	-	23.00	31.50	2			2.43		1.93		(.78)
Period from 6/19/2002 to 9/30/2002	21.60	(.04)		(4.07)	(4.11)	-	-	-	17.49	(19.03)	-		(7)	7.56		.54		(.22)
Class R-2:
Year ended 9/30/2006	34.09	(.03)		4.83	4.80	(.28)	(.68)	(.96)	37.93	14.35	414			2.06		1.80		(.09)
Year ended 9/30/2005	27.36	(.01)		6.90	6.89	(.16)	-	(.16)	34.09	25.28	258			2.17		1.82		(.03)
Year ended 9/30/2004	23.00	(.18)		4.56	4.38	(.02)	-	(.02)	27.36	19.05	131			2.30		1.88		(.67)
Year ended 9/30/2003	17.49	(.15)		5.66	5.51	-	-	-	23.00	31.50	46			2.59		1.89		(.75)
Period from 5/31/2002 to 9/30/2002	22.62	(.05)		(5.08)	(5.13)	-	-	-	17.49	(22.68)	2			.85		.63		(.29)
Class R-3:
Year ended 9/30/2006	34.39	.11		4.87	4.98	(.35)	(.68)	(1.03)	38.34	14.82	319			1.49		1.42		.30
Year ended 9/30/2005	27.58	.11		6.96	7.07	(.26)	-	(.26)	34.39	25.75	188			1.51		1.44		.36
Year ended 9/30/2004	23.12	(.08)		4.59	4.51	(.05)	-	(.05)	27.58	19.52	85			1.55		1.49		(.28)
Year ended 9/30/2003	17.51	(.07)		5.68	5.61	-	-	-	23.12	32.04	30			1.67		1.51		(.37)
Period from 6/20/2002 to 9/30/2002	21.43	(.02)		(3.90)	(3.92)	-	-	-	17.51	(18.29)	2			.52		.42		(.11)
Class R-4:
Year ended 9/30/2006	34.68	.25		4.91	5.16	(.43)	(.68)	(1.11)	38.73	15.20	126			1.11		1.04		.67
Year ended 9/30/2005	27.79	.23		7.01	7.24	(.35)	-	(.35)	34.68	26.25	67			1.12		1.06		.74
Year ended 9/30/2004	23.22	.02		4.61	4.63	(.06)	-	(.06)	27.79	19.95	20			1.13		1.13		.07
Year ended 9/30/2003	17.53	-	(5)	5.69	5.69	-	-	-	23.22	32.46	10			1.17		1.16		(.02)
Period from 7/24/2002 to 9/30/2002	18.55	(.01)		(1.01)	(1.02)	-	-	-	17.53	(5.50)	-		(7)	.70		.21		(.03)
Class R-5:
Year ended 9/30/2006	34.93	.36		4.97	5.33	(.48)	(.68)	(1.16)	39.10	15.60	216			.80		.74		.97
Year ended 9/30/2005	27.97	.33		7.05	7.38	(.42)	-	(.42)	34.93	26.62	142			.81		.76		1.04
Year ended 9/30/2004	23.33	.10		4.64	4.74	(.10)	-	(.10)	27.97	20.34	105			.82		.81		.36
Year ended 9/30/2003	17.55	.05		5.73	5.78	-	-	-	23.33	32.93	72			.83		.83		.28
Period from 5/15/2002 to 9/30/2002	23.36	-	(5)	(5.81)	(5.81)	-	-	-	17.55	(24.87)	53			.31		.31		.01

	Year ended September 30
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	45%	45%	48%	49%	51%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.

(5) Amount less than $.01.
(6) Annualized.
(7) Amount less than $1 million.

See Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SMALLCAP World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the investment portfolio, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California
November 8, 2006

Tax information      unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2006:

Long-term capital gains	$293,826,000
Foreign taxes	19,845,000
Foreign source income	253,273,000
Qualified dividend income	179,370,000
Corporate dividends received deduction	32,816,000
U.S. government income that may be exempt from state taxation	1,861,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.